AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 28, 2015

 REGISTRATION NOS. 333 -122901
 811 -21719

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]
PRE-EFFECTIVE AMENDMENT NO.	[ ]
POST-EFFECTIVE AMENDMENT NO. 700	[X]
AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ ]
AMENDMENT NO. 713	[X]

INVESTMENT MANAGERS SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

235 W. Galena Street
Milwaukee, WI 53212

(Address of Principal Executive Offices, including Zip Code)
Registrant's Telephone Number, Including Area Code: (414) 299-2295

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212

(Name and Address of Agent for Service)

COPIES TO:
Michael Glazer
Morgan, Lewis & Bockius LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485; or
[X]	on November 1, 2015, pursuant to paragraph (b) of Rule 485; or
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485;
[ ]	on _________ pursuant to paragraph (a)(1) of Rule 485; or
[ ]	75 days after filing pursuant to paragraph (a)(2) of Rule 485; or
[ ]	on _________ pursuant to paragraph (a)(2) of Rule 485; or
[ ]	on _________ pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AAM/HIMCO Unconstrained Bond Fund

Class A (Ticker Symbol: AHUAX)
Class C (Ticker Symbol: AHUCX)
Class I (Ticker Symbol: AHUIX)

PROSPECTUS
November 1, 2015

The Securities and Exchange Commission (the "SEC") and the Commodity Futures Trading Commission (the "CFTC") have not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

AAM/HIMCO Unconstrained Bond Fund
A series of Investment Managers Series Trust (the "Trust")

Table of Contents

SUMMARY SECTION	3
MORE ABOUT THE FUND'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS	12
MANAGEMENT OF THE FUND	22
DISTRIBUTION AND SHAREHOLDER SERVICE PLAN	24
YOUR ACCOUNT WITH THE FUND	25
DIVIDENDS AND DISTRIBUTIONS	38
FEDERAL INCOME TAX CONSEQUENCES	39
FINANCIAL HIGHLIGHTS	41

This Prospectus sets forth basic information about the Fund that you should know before investing.  It should be read and retained for future reference.

The date of this Prospectus is November 1, 2015.

SUMMARY SECTION

AAM/HIMCO Unconstrained Bond Fund

Investment Objective
The investment objective of the AAM/HIMCO Unconstrained Bond Fund (the "Fund") is to seek to maximize long-term total return.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of the Fund.  More information about these and other discounts is available from your financial professional and in the section titled "YOUR ACCOUNT WITH THE FUND - Sales Charge Schedule" on page 27 of this Prospectus.

		Class A Shares		Class C Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		3.00%		None		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or amount invested)		1.00%[1]		1.00%[1]		None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)		1.00%		1.00%		1.00%
Wire fee		$20		$20		$20
Overnight check delivery fee		$25		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.60%		0.60%		0.60%
Distribution and service (Rule 12b-1) fees		0.25%		1.00%		None
Other expenses		0.57%		0.57%		0.57%
Shareholder service fees	0.01%		0.01%		0.01%
All other expenses	0.56%		0.56%		0.56%
Total annual fund operating expenses		1.42%		2.17%		1.17%
Fees waived and/or expenses reimbursed[2]		(0.37%)		(0.37%)		(0.37%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[2]		1.05%		1.80%		0.80%

1.
For Class A shares, no sales charge applies on investments of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1.00% will be imposed on certain redemptions of such shares within 18 months of the date of purchase.  Class C shares of the Fund are subject to a CDSC of 1.00% on any shares sold within 12 months of purchasing them.

[2] .
The Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A) and expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.05%, 1.80% and 0.80% of the average daily net assets of the Fund's Class A, Class C and Class I Shares, respectively.  This agreement is effective until October 31, 2016, and may be terminated before that date only by the Trust's Board of Trustees.  The Fund's advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years after the date of the waiver or payment  This reimbursement may be requested from the Fund if the aggregate amount of operating expenses for such fiscal year, as accrued each month, does not exceed the lesser of (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund's expenses, or (b) the limitation on Fund expenses at the time of the request.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A Shares	$404	$701	$1,019	$1,920
Class C Shares	$286	$644	$1,131	$2,474
Class I Shares	$82	$335	$608	$1,387

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class C Shares	$183	$644	$1,131	$2,474

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the period January 2, 2015 (commencement date) through June 30, 2015, the Fund's portfolio turnover rate was 78% of the average value of its portfolio. Since the Fund has been in operations less than a year, the portfolio turnover rate calculation is not annualized.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of bonds, and in derivatives and other investments that have economic characteristics similar to bonds ("bond-like instruments").  The Fund will typically invest across a broad range of bonds and bond-like instruments including, but not limited to, those of varying quality (non-investment grade and investment grade), issuer domicile (U.S. and non-U.S., including emerging markets), currency denomination (U.S. dollar and foreign currencies), and maturity (any maturity) and including, but not limited to, government debt securities, corporate debt securities, bank loans and securitized instruments such as asset-backed and mortgage-backed securities.  However, the Fund may trade actively and is not required to invest in all such asset classes at all times and may invest 100% of its assets in one asset class if the sub-advisor believes conditions warrant such investment.  The Fund expects to utilize derivatives including, but not limited to, swaps, options, futures and forwards, in order to manage portfolio risk, replicate securities or for other investment purposes.  The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis (to be announced ("TBA") securities) and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of dollar rolls or by using other similar investment techniques.  A dollar roll transaction involves a sale by the Fund of a mortgage backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed upon price.

The Fund may also engage in foreign exchange transactions and invest in other types of securities and instruments including, but not limited to, convertible securities (including contingent convertible bonds) and preferred stock.

Non-investment grade debt securities and instruments (commonly referred to as "junk bonds") are rated in the "Ba" or lower categories by Moody's Investors Service, Inc. ("Moody's"), in the "BB" or lower categories by Standard & Poor's Rating Group ("S&P") or in the "BB" or lower categories by Fitch, Inc. ("Fitch"), or, if unrated, are determined by the sub-advisor to be of comparable credit quality.  Conversely, investment grade debt securities and instruments are rated in the "Baa" or higher categories by Moody's, in the "BBB" or higher categories by S&P or in the "BBB" or higher categories by Fitch, or if unrated, are determined by the sub-advisor to be of comparable quality.

Principal Risks of Investing
Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money.  There can be no assurance that the Fund will achieve its investment objective.

•
Market Risk.  The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•
Evolving Fixed Income Markets Risk.  Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the "Federal Reserve") attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market ("Quantitative Easing"). As the Federal Reserve "tapers" or reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise.  These policy changes may expose fixed-income and related markets to heightened volatility and reduced liquidity, which could cause the value of the Fund's investments and share price to decline.  To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund's performance. The liquidity levels of the Fund's portfolio may also be affected.

•
Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer's credit rating or market perceptions about the creditworthiness of an issuer.  Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

•
Interest Rate Risk.  Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities.  For example, the price of a security with an eight-year duration would be expected to drop by approximately 8% in response to a 1% increase in interest rates.  Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund's income.  These risks are greater during periods of rising inflation.

•
Credit Risk.  If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund's portfolio will typically decline.

•
Call Risk.  Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

•
Currency Risk.  The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change.  Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses.  Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

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High Yield ("Junk") Bond Risk.   High yield bonds are debt securities rated below investment grade (often called "junk bonds").  Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

•
Foreign Investment Risk.  The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries.  In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund's foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.

•
Foreign Exchange Transaction Risk.  Transactions involving foreign exchange pose currency risk to the Fund.  Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar and thereby affect the Fund's investments in foreign currencies or in securities that trade in and receive revenues in foreign currency.  Specific types of foreign exchange transactions, such as forward currency contracts, pose additional risks to the Fund.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  Forward currency contracts do not eliminate fluctuations in the value of foreign securities but allow the Fund to establish a fixed rate of exchange for a future point in time.  Use of these contracts can have the effect of reducing returns, limiting opportunities for gain and creating losses.  Gains from foreign currency contracts are typically taxable as income and may notably increase an investor's tax liability.

•
Emerging Market Risk.  Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries.  In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

•
Derivatives Risk. Derivatives include instruments and contracts, such as futures, options, swaps and forward contracts, that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value.  Depending on how the Fund uses derivatives and the relationship between the market value of the derivative and the underlying instrument, the use of derivatives could increase or decrease the Fund's exposure to the risks of the underlying instrument.  Using derivatives can have a leveraging effect and increase fund volatility.  Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund's other investments.  Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading.  However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments.  For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund's relationship with a brokerage firm through which it would submit derivatives trades for clearing, including in some cases from fellow clearing customers of the brokerage firm. The Fund would also be exposed to counterparty risk with respect to the clearinghouse.  Financial reform laws have changed many aspects of financial regulation applicable to derivatives. The full extent and impact of these regulations may not be known for some time.

•
Futures and Options Risks.  Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be considered illiquid.  Futures and options are also subject to leveraging risk and the risk that the other party to the transaction defaults on its obligation.

•
Swaps Risk.  A swap agreement is a two-party contract that generally obligates the parties to exchange payments based upon a specified reference security, index or index component. Swaps are subject to leveraging risk, liquidity risk, counterparty risk (e.g., the risk that the other party to the transaction defaults on its obligations), credit risk and valuation risk (i.e., swaps may be difficult to value).

•
Leveraging Risk.  Certain Fund transactions, including entering into futures contracts and taking short positions in financial instruments, may give rise to a form of leverage.  Leverage can magnify the effects of changes in the value of the Fund's investments and make the Fund more volatile.  Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets.  The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

•
Valuation Risk.  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued by the Fund using a fair value methodology.  Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

•
CFTC and Regulation Risk.  The financial crisis of 2007-2008 has led the U.S. government to expand considerably its regulation and oversight of financial services firms and the markets for financial instruments. In this regard, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") has significantly enhanced the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. These regulators are continuing to implement regulations under the Dodd-Frank Act, some which may adversely affect the Fund. For example, as a result of the Dodd-Frank Act, certain swap agreements must be cleared through a clearinghouse and traded on an exchange or swap execution facility.  Other major changes under the Dodd-Frank Act or other legislative or regulatory actions could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk.

The Advisor is registered as a commodity pool operator under the Commodity Exchange Act.  As a registered commodity pool operator, the Advisor is subject to a comprehensive scheme of regulations administered by the CFTC and the National Futures Association, the self-regulatory body for futures and swaps firms ("NFA"), with respect to both its own operations and those of the Fund.  The Advisor seeks to rely on relief from certain CFTC recordkeeping, reporting, and disclosure requirements otherwise applicable as to the Fund to the extent permitted by CFTC regulations and CFTC staff guidance.

•
Mortgage-Backed and Asset-Backed Securities Risk.  Mortgage-backed and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to "prepayment risk" (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and "extension risk" (the risk that borrowers will repay a loan more slowly in periods of rising interest rates).  If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool's obligations to other investors have been satisfied.  An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool's ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.  The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

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Bank Loans and Loan Participations Risk.  Bank loans and loan participations are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults.  Although the loans may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment.  In addition, in the event an agent bank becomes insolvent, a bank loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund's investment. It may also be difficult to obtain reliable information about a bank loan or loan participation. Further, interests in bank loans and loan participations are not considered to be securities and, therefore, are not protected under the federal securities laws, including the Investment Company Act of 1940 Act, as amended (“1940 Act”). As part of transacting in bank loans the Fund may come into possession of material nonpublic information about a borrower as a result of its investment.  Because of prohibitions on trading while in possession of such information, the Fund may be unable to invest or transact in the publicly traded securities of that borrower when it would otherwise be advantageous to do so.

Many loans are relatively illiquid or subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the Fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower.  Bank loans may also be subject to extension risk and prepayment risk.

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U.S. Government Securities Risk.  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics.  Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government.  No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

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Sovereign Debt Risk.  Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

•
Short Sale Risk.  In a short sale, the Fund sells a security or other instrument it does not own in anticipation of a decline in the market value of the security or instrument. To complete the transaction, the Fund must borrow the security or other instrument to make delivery to the buyer.  The Fund is obligated to replace the security or other instrument borrowed by purchasing it subsequently at the market price at the time of replacement.  In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise.  If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Short sales of forward commitments and derivatives do not involve borrowing a security, but are still subject to similar risks as those outlined above.

•
To Be Announced (TBA) Securities Risk.  TBA securities include when-issued and delayed delivery securities and forward commitments.  TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery.  There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation.  If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.

•
Dollar Rolls Risk.  A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. A dollar roll transaction involves the risk that the market value of the security the Fund is required to purchase may decline below the agreed upon repurchase price of the security. If the broker/dealer to which the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Advisor's or Sub-Advisor's ability to correctly predict interest rates and prepayments.

•
Convertible Securities Risk.  Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are typically issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies.

Contingent convertible bonds ("CoCos") are hybrid debt securities that are intended to either convert into equity at a predetermined share price or have their principal written down or written off upon the occurrence of certain triggering events generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution's continued viability as a going concern.  CoCos are subject to the risks associated with bonds and equities and to the risks specific to convertible securities in general.  In addition, CoCos are inherently risky because of the difficulty of predicting triggering events that would require the debt to convert to equity.  Since CoCos are typically issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion, the rights and claims of the holders of the CoCos against the issuer in respect of or arising under the terms of the CoCos will generally rank junior to the claims of all holders of unsubordinated obligations of the issuer.  Also, the value of CoCos will be influenced by many factors, including:  the creditworthiness of the issuer and/or fluctuations in the issuer's capital ratios; the supply and demand for the CoCos; general market conditions and available liquidity; and economic, financial and political events that affect the issuer, the market it operates in or the financial markets in general.  CoCos are a new form of instrument and the market and regulatory environment for these instruments is still evolving. As a result, it is uncertain how the overall market for CoCos would react to a trigger event or coupon suspension applicable to one issuer.

•
Preferred Stock Risk.  Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company.  The market value of preferred stock is subject to company specific and market risks applicable generally to equity securities and is also sensitive to changes in the company's creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value of interest rates rise.

•
Liquidity Risk.  The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

•
Active Trading Risk.  Active trading could increase the Fund's transaction costs (thus affecting performance) and may increase investor taxable distributions.  These effects may also adversely affect Fund performance.

•
Management and Strategy Risk.  The value of your investment depends on the judgment of the Fund's sub-advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.  Investment strategies employed by the Fund's sub-advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•
Inflation Risk.  The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money.  As inflation increases, the value of the Fund's assets can decline, as can the value of the Fund's distributions.  This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Performance
The Fund is new and does not yet have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Investment Advisor and Sub-Advisor
Advisors Asset Management, Inc. (the "Advisor" or "AAM") is the Fund's investment advisor.  Hartford Investment Management Company (the "Sub-Advisor" or "HIMCO") is the Fund's sub-advisor.

Portfolio Managers
Christopher Zeppieri, CFA, Vice President and Senior Portfolio Manager, Ira Edelblum, Executive Vice President and Head of Public Investments, Antony Wood, CFA, Executive Vice President and Head of Commercial Mortgage-Backed Securities, and Christopher Heller, Senior Vice President and Head of Investment Grade Credit, are jointly and primarily responsible for the day-to-day management of the Fund's portfolio and have been the portfolio managers of the Fund since its inception on December 31, 2014.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account

Class A & C Shares*
Direct Regular Accounts	$2,500	$500
Direct Retirement Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500

Class I Shares
All Accounts	$25,000	$5,000

Fund shares are redeemable on any business day the New York Stock Exchange (the "NYSE") is open for business, by written request or by telephone.

*
Please note that Class A and Class C Shares will not be immediately available at the Fund's inception.  It is expected that Class A and Class C Shares will become available within 12 months of Fund launch.

Tax Information
The Fund's distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

MORE ABOUT THE FUND'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Objectives
The Fund's investment objective is to seek to maximize long-term total return.  There is no assurance that the Fund will achieve its investment objective.  The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days' prior written notice to shareholders.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of bonds, and in derivatives and other instruments that have economic characteristics similar to bonds ("bond-like instruments"). The Fund will not change this investment policy unless it gives shareholders at least 60 days' advance written notice.  The Fund will typically invest across a broad range of bonds and bond-like instruments including, but not limited to, those of varying quality (non-investment grade and investment grade), issuer domicile (U.S. and non-U.S., including emerging markets), currency denomination (U.S. dollar and foreign currencies), and maturity (any maturity) and including, but not limited to, government debt securities, corporate debt securities, bank loans, collateralized loan obligations and securitized instruments such as asset-backed and mortgage-backed securities.  However, the Fund may trade actively and is not required to invest in all such asset classes at all times and may invest 100% of its assets in one asset class if the Sub-Advisor believes conditions warrant such investment.  The Fund expects to utilize derivatives including, but not limited to, swaps, options, futures and forwards, in order to manage portfolio risk, replicate securities or for other investment purposes.  For example, the Fund expects to use U.S. Treasury futures and other interest rate derivatives to hedge the Fund's investments in fixed rate securities and for the investment purpose of positioning the Fund's interest rate exposure in anticipation of changes in the yield curve (i.e. the difference in interest rates of fixed income securities of the same credit quality over different maturities).  In addition, the Fund expects to use certain credit derivatives to hedge broad credit risk exposure and to replicate exposure to issuers and broad asset classes.  The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis (to be announced ("TBA") securities) and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of dollar rolls or by using other similar investment techniques.  A dollar roll transaction involves a sale by the Fund of a mortgage backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed upon price.

The Fund may also engage in foreign exchange transactions and invest in other types of securities and instruments including, but not limited to, convertible securities (including contingent convertible bonds) and preferred stock.

Non-investment grade debt securities and instruments (commonly referred to as "junk bonds") are rated in the "Ba" or lower categories by Moody's Investors Service, Inc. ("Moody's"), in the "BB" or lower categories by Standard & Poor's Rating Group ("S&P") or in the "BB" or lower categories by Fitch, Inc. ("Fitch"), or, if unrated, are determined by the Sub-Advisor to be of comparable quality.  Conversely, investment grade debt securities and instruments are rated in the "Baa" or higher categories by Moody's, in the "BBB" or higher categories by S&P or in the "BBB" or higher categories by Fitch, or if unrated, are determined by the Sub-Advisor to be of comparable quality.

The Sub-Advisor's investment approach emphasizes maturity management and security selection.  The investment team uses top-down analysis to determine which securities and instruments may benefit from or be harmed by current and future changes in the economy.  The investment team then selects individual securities and instruments to buy or sell which, from a total return perspective, appear either attractive or unattractive.  The top-down analysis is also used by the Sub-Advisor to develop an opinion on the general direction of interest rates and yield curves across fixed income sectors.  The investment team utilizes this opinion to inform the maturity management of the Fund.  If the Sub-Advisor anticipates rising interest rates (and a subsequent fall in bond prices) the investment team will generally prefer securities and instruments with shorter maturities, as they are less sensitive to interest rate fluctuations.  By contrast, if the Sub-Advisor anticipates falling interest rates (and a subsequent rise in bond prices) the investment team will generally prefer securities and instruments with longer maturities, as they are more sensitive to interest rate fluctuation.

Security selection stems from the Sub-Advisor's overall investment process.  Fundamental analysis, market pricing and technical analysis are consistently applied throughout the investment process and buy/sell decisions are made based on the consideration of these factors.  To determine buy/sell decisions and the timing and size of trades, the Sub-Advisor considers its fundamentally derived value for the security or instrument, the market value of the security or instrument, and the current supply and demand conditions in the market.

A portfolio manager, sector manager, research analyst or trader of the Sub-Advisor may make a buy or sell recommendation.  The investment professional making such a recommendation incorporates information from research and other investment professionals into his or her decision-making process. The Fund's portfolio managers have ultimate responsibility for selecting the Fund's holdings.

Prior to the purchase or sale of a security or instrument, the Sub-Advisor may perform scenario testing across different interest rate and credit environments to attempt to quantify the relative value merits of the trade.  The Sub-Advisor generally seeks to sell a security or instrument if its expected future returns are limited or its fundamental credit or technical situation is expected to deteriorate.

When the Sub-Advisor believes that current market, economic, political or other conditions are unfavorable and would impair the pursuit of the Fund's investment objective, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Investment Policy
The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund's Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum (based on market value) if they have economic characteristics similar to the other investments included in the basket. The Fund's policy to invest at least 80% of its assets in such a manner is not a fundamental one, which means that it may be changed without the vote of a majority of the Fund's outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Board of Trustees.  Shareholders will be provided written notice at least 60 days prior to such change

Principal Risks of Investing
The Fund's principal risks are set forth below.  Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

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Market Risk.  The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.  For example, the financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets.  Such environments could make identifying investment risks and opportunities especially difficult for the Sub-Advisor.  In response to the crisis, the United States and other governments have taken steps to support financial markets.  The withdrawal of this support or failure of efforts in response to the crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities.  In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

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Evolving Fixed Income Markets Risk.  Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the "Federal Reserve") attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market ("Quantitative Easing"). As the Federal Reserve "tapers" or reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund's investments and share price to decline. Because the Fund invests in derivatives tied to fixed income markets it may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund's performance. The liquidity levels of the Fund's portfolio may also be affected.  In addition, decreases since 2007 in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

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Fixed Income Securities Risk.  The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer's credit rating or market perceptions about the creditworthiness of an issuer.  Prices of fixed income securities tend to move inversely with changes in interest rates.  Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities.  Lower rated securities are more susceptible to the economic environment than higher rated securities as a result of the market's lower perception about the creditworthiness of the issuer.  The longer the effective maturity and duration of the Fund's portfolio, the more the Fund's share price is likely to react to changes in interest rates.  Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.  Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates.  If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value of the security as a result of declining interest rates.  During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation.  In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations may be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

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Interest Rate Risk.  Prices of fixed income securities tend to move inversely with changes in interest rates.  Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities.  Recent statements from the Board of Governors of the Federal Reserve System suggest an increasing possibility of an increase in U.S. interest rates.  Further, the longer the effective maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk.  For example, the approximate percentage change in the price of a security with an eight-year duration would be expected to drop by approximately 8% in response to a 1% increase in interest rates.  Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.   Falling interest rates also create the potential for a decline in the Fund's income.  These risks are greater during periods of rising inflation.

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Credit Risk.  If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Fund fails to pay amounts due when required by the terms of the security, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security's credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of the Fund's investment could decline.  If the Fund enters into financial contracts (such as certain derivatives, repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Fund will be subject to the credit risk presented by the counterparties.

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Call Risk. Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

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Currency Risk.  The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

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High Yield ("Junk") Bond Risk.  High yield bonds (often called "junk bonds") are speculative, involve greater risks of default or downgrade and are more volatile and tend to be less liquid than investment-grade securities. High yield bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. Companies issuing high yield fixed-income securities are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings. These factors could affect such companies' abilities to make interest and principal payments and ultimately could cause such companies to stop making interest and/or principal payments.  In such cases, payments on the securities may never resume, which would result in the securities owned by the Fund becoming worthless. The market prices of junk bonds are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer.

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Foreign Investment Risk.  Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries.  Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, less comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations.  In addition, changes in exchange rates and interest rates, and imposition of foreign taxes, may adversely affect the value of the Fund's foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Fund's investments in depository receipts are subject to these risks, even if denominated in U.S. Dollars, because changes in currency and exchange rates affect the values of the issuers of depository receipts. In addition, the underlying issuers of certain depository receipts, particularly unsponsored or unregistered depository receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

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Foreign Exchange Transaction Risk.  Transactions involving foreign exchange pose currency risk to the Fund.  Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar and thereby affect the value of the Fund's investments in foreign currencies or in securities that trade in and receive revenues in foreign currency.  Specific types of foreign exchange transactions, such as forward currency contracts, pose additional risks to the Fund.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge currency exposure related to other Fund holdings or as part of its investment strategy.  Forward currency contracts do not eliminate fluctuations in the value of foreign securities but allow the Fund to establish a fixed rate of exchange for a future point in time.  Use of these contracts can have the effect of reducing returns, limiting opportunities for gain and creating losses.  Gains from foreign currency contracts are typically taxable as income and may notably increase an investor's tax liability.

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Emerging Market Risk.  Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries.  Investments in emerging markets may be considered speculative. Emerging markets are those markets included in emerging market or equivalent classifications by the World Bank, the International Finance Corporation, the United Nations (and its agencies) or markets the Fund's benchmark index provider designates as emerging. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

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Derivatives Risk. A derivative is an instrument the value of which depends on, or is derived from, the value of an underlying asset, reference rate or index.  The Fund may utilize derivatives to manage portfolio risk (i.e. hedge), replicate securities, or for other investment purposes.  Derivatives are volatile and involve significant risks, including:

○	Counterparty Risk - The risk that the counterparty (i.e. the party on the other side of the derivatives transaction) will be unable or unwilling to honor its financial obligation to the Fund.

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Credit Risk – The risk that the issuer of a security will not be able to make timely principal and interest payments.  Changes in an issuer's credit rating or the market's perception of the issuer's creditworthiness may affect the value of the Fund's derivative exposure to that issuer.

○	Currency Risk - The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

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Hedging Risk - Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

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Index Risk - If a derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund's investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

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Leverage Risk - The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

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Liquidity & Valuation Risk - The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.  The potential lack of a liquid secondary market for derivatives could result in the Fund being unable to sell or close a derivatives position at the time or price that it would like thereby resulting in losses to the Fund.  The lack of a liquid secondary market for derivatives could also make derivatives more difficult for the Fund to value accurately.  Valuation of derivatives may be more difficult in times of market turmoil when many investors and market makers may be reluctant to transact in complex instruments or publish prices for them.

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Regulatory Risk – Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

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Volatility Risk – The Fund's use of derivatives may increase its volatility.  Volatility is the characteristic of a security, an index or a market to undergo significant price fluctuations within a short period of time.  Such fluctuations in value of derivatives may not correlate perfectly with the overall securities market.

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Futures and Options Risks.  Futures and options may be more volatile than direct investments in the securities underlying the futures and options and may not correlate perfectly to the underlying securities.  Futures and options also involve additional expenses as compared to investing directly in the underlying securities, which could reduce any benefit or increase any loss to the Fund from using the strategy.  Futures and options also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if such instruments had not been used.  Options transactions may be effected on securities exchanges or in the over-the-counter market.  When futures or options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the future or option will be unable or unwilling to perform its obligations under the contract.  Such futures and options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position or valuing the contract.

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Swaps Risk.  A swap agreement is a two-party contract that generally obligates the parties to exchange payments based upon a specified reference security, index or index component. The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions.

Transactions in swaps can involve greater risks than if the Fund invested directly in the reference asset since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk (i.e. the risk that the other party to the transaction defaults on its obligations), credit risk and valuation risk (i.e. swaps may be difficult to value).  Because swaps are two party contracts and because they may have terms of greater than seven days they may be considered illiquid.  It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

The prices of swaps can be volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the Sub-Advisor's expectations may produce significant losses.  In addition, an exact correlation between a swap and an investment position may be impossible to achieve.  As a result, the Fund's use of swaps may not be effective in fulfilling the Fund's investment strategies and may contribute to losses that would not have been incurred otherwise.

Certain swaps are centrally cleared and will eventually be exchange traded.  Central clearing is expected to decrease credit risk and exchange trading is expected to improve liquidity.  However, central clearing does not make the contracts risk free and there is no guarantee the Fund will consider exchange traded swaps to be liquid.

The Fund may buy or write various types of swaps, including but not limited to, interest rate swaps, credit default swaps and credit default index swaps.

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CFTC and Regulation Risk.  The financial crisis of 2007-2008 has led the U.S. government to expand considerably its regulation and oversight of financial services firms and the markets for financial instruments. In this regard, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") has significantly enhanced the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. These regulators are continuing to implement regulations under the Dodd-Frank Act, some which may adversely affect the Fund. For example, as a result of the Dodd-Frank Act, certain swap agreements must be cleared through a clearinghouse and traded on an exchange or swap execution facility.  Other major changes under the Dodd-Frank Act or other legislative or regulatory actions could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk.

The Advisor is registered as a commodity pool operator under the Commodity Exchange Act.  As a registered commodity pool operator, the Advisor is subject to a comprehensive scheme of regulations administered by the CFTC and the NFA with respect to both its own operations and those of the Fund.  The Advisor seeks to rely on relief from certain CFTC recordkeeping, reporting, and disclosure requirements otherwise applicable as to the Fund to the extent permitted by CFTC regulations and CFTC staff guidance.

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Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as "extension risk." In addition, adjustable and fixed rate mortgage-backed securities are subject to "prepayment risk." When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

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Bank Loans and Loan Participations Risk.  Bank loans and loan participations are subject to credit risk, including the risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults.  Although the loans may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment.  In addition, in the event an agent bank becomes insolvent, a bank loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund's investment. It may also be difficult to obtain reliable information about a bank loan or loan participation. Further, interests in bank loans and loan participations are not considered to be securities and, therefore, are not protected under the federal securities laws, including the Investment Company Act of 1940 Act, as amended (“1940 Act”). As part of transacting in bank loans the Fund may come into possession of material nonpublic information about a borrower as a result of its investment.  Because of prohibitions on trading while in possession of such information, the Fund may be unable to invest or transact in the publicly traded securities of that borrower when it would otherwise be advantageous to do so.

Many loans are relatively illiquid or subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the Fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower.  Bank loans may also be subject to extension risk and prepayment risk.

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U.S. Government Securities Risk.  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics.  Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government.  No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury.  It is possible that these issuers will not have the funds to meet their payment obligations in the future.

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Sovereign Debt Risk. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.  If a governmental entity defaults, it may ask for more time in which to pay or for further loans.  There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

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Short Sale Risk. In a short sale, the Fund sells a security or other instrument it does not own in anticipation of a decline in the market value of the security or instrument. To complete the transaction, the Fund must borrow the security or other instrument to make delivery to the buyer.  The Fund is obligated to replace the security or other instrument borrowed by purchasing it subsequently at the market price at the time of replacement.  In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise.  If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Short sales of forward commitments and derivatives do not involve borrowing a security, but are still subject to similar risks as those outlined above.

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To Be Announced (TBA) Securities Risk. TBA securities include when-issued and delayed delivery securities and forward commitments.  TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery.  There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation.  If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.

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Dollar Rolls Risk. A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. A dollar roll transaction involves the risk that the market value of the security the Fund is required to purchase may decline below the agreed upon repurchase price of the security. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the security sold. Proceeds of the sale by the Fund will be invested in additional instruments, and the income from these investments will generate income for the Fund. If such income does not exceed the return that would have been realized, the use of this technique will diminish the investment performance of the Fund if the Fund had held the security.  If the broker/dealer to which the Fund sells securities becomes insolvent, the Fund's right to repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Advisor's or Sub-Advisor's ability to correctly predict interest rates and prepayments.

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Convertible Security Risk.  The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls.  In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividend when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness.  Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Contingent convertible bonds (“CoCos”) are hybrid debt securities that are intended to either convert into equity at a predetermined share price or have their principal written down or written off upon the occurrence of certain triggering events generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going concern.  CoCos are subject to the risks associated with bonds and equities and to the risks specific to convertible securities in general.  In addition, CoCos are inherently risky because of the difficulty of predicting triggering events that would require the debt to convert to equity.  Since CoCos are typically issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion, the rights and claims of the holders of the CoCos against the issuer in respect of or arising under the terms of the CoCos will generally rank junior to the claims of all holders of unsubordinated obligations of the issuer.  Also, the value of CoCos will be influenced by many factors, including:  the creditworthiness of the issuer and/or fluctuations in the issuer’s capital ratios; the supply and demand for the CoCos; general market conditions and available liquidity; and economic, financial and political events that affect the issuer, the market it operates in or the financial markets in general.  CoCos are a new form of instrument and the market and regulatory environment for these instruments is still evolving. As a result, it is uncertain how the overall market for CoCos would react to a trigger event or coupon suspension applicable to one issuer.

•
Preferred Securities Risk.  Preferred securities (or preferred stock) may pay fixed or adjustable rates of return.  Preferred securities are subject to issuer specific and market risks applicable generally to equity securities.  In addition, preferred securities generally pay dividends only after the issuer makes required payments to holders of its bonds and other debt.  For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects.  Preferred securities of smaller issuers may be more vulnerable to adverse developments than preferred securities of larger companies.

•
Liquidity Risk.  Due to a lack of demand in the marketplace or other factors, such as market turmoil, the Fund may not be able to sell some or all of the investments that it holds, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, it may only be able to sell those investments at a loss.  Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading.  In addition, when the market for certain investments is illiquid, the Fund may be unable to achieve its desired level of exposure to a certain sector.  The Fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value.  This could cause the value of your investment to decline.  Liquidity risk may be more pronounced for the Fund's investments in developing countries.

•
Active Trading Risk. The Fund may engage in active and frequent trading of portfolio securities.  Active trading may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could adversely affect Fund performance. Active trading may also result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading practices.

•
Management and Strategy Risk.  The value of your investment is dependent upon the judgment of the Sub-Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.  Investment strategies employed by the Sub-Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•
Inflation Risk.  The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money.  As inflation increases, the value of the Fund's assets can decline, as can the value of the Fund's distributions.  This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Portfolio Holdings Information
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").  Currently, disclosure of the Fund's holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the Fund's Annual Report and Semi-Annual Report to Fund shareholders and in its quarterly holdings report on Form N-Q.

MANAGEMENT OF THE FUND

Investment Advisor and Sub-Advisor
The Fund's investment advisor, Advisors Asset Management, Inc., ("AAM"), 18925 Base Camp Road, Suite 203, Monument, Colorado 80132, is registered as an investment advisor with the SEC.  As the Fund's investment advisor, AAM provides investment advisory services to the Fund, including: (i) the selection, oversight, termination and replacement of sub-advisors; (ii) ensuring quality control of the sub-advisor's investment process; and (iii) monitoring and measuring the Fund's risk and return against appropriate benchmarks and peers.  As of September 30, 2015, the Advisor had approximately $812.7 million in assets under management and provides investment advice to high-net-worth and retail investors.

Pursuant to the Advisory Agreement between the Fund and the Advisor, the Fund pays the Advisor an annual advisory fee of 0.60% of the Fund's average daily net assets for the services and facilities it provides, payable on a monthly basis.  For the period January 2, 2015 (commencement date) through June 30, 2015, the Advisor voluntarily waived all advisory fees payable by the Fund.

Hartford Investment Management Company ("HIMCO") is registered as an investment advisor with the SEC.  HIMCO serves as the Fund's sub-advisor and provides day-to-day management for the Fund's portfolio.  HIMCO is a professional asset management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. HIMCO is a wholly-owned subsidiary of The Hartford.  As of September 30, 2015, HIMCO had investment management authority over approximately $105.1 billion in assets. HIMCO is principally located at One Hartford Plaza, Hartford, Connecticut 06155.

A discussion regarding the basis for the Board's approval of the Advisory Agreement and Sub-Advisory Agreement between the Advisor and HIMCO will be available in the Fund's Annual Report to shareholders dated as of June 30, 2015.

Portfolio Managers
Mr. Zeppieri, Mr. Edelblum, Mr. Wood and Mr. Heller of HIMCO are jointly and primarily responsible for the day-to-day management of the Fund's portfolio.

Christopher Zeppieri, CFA, Vice President and a Senior Portfolio Manager of HIMCO, has served as portfolio manager of the Fund since its inception.  Mr. Zeppieri joined HIMCO as an investment professional in 2006.

Ira Edelblum, Executive Vice President and Head of Public Fixed Income Portfolio Management for HIMCO, has served as portfolio manager of the Fund since its inception.  Mr. Edelblum joined HIMCO as an investment professional in 2009.

Antony Wood, CFA, Executive Vice President and Head of Commercial Mortgage-Backed Securities for HIMCO, has served as portfolio manager of the Fund since its inception.  Mr. Wood joined HIMCO as an investment professional in 2009.

Christopher Heller, Senior Vice President and Head of Investment Grade Credit for HIMCO, has served as portfolio manager of the Fund since its inception.  Mr. Heller joined HIMCO as an investment professional in 2007.

The SAI provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund securities.

Other Service Providers
IMST Distributors, LLC (the "Distributor") is the Trust's principal underwriter and acts as the Trust's distributor in connection with the offering of Fund shares.  The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares.  The Distributor is not affiliated with the Trust, the Advisor, the Sub-Advisor or any other service provider for the Fund.

Fund Expenses
The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund's shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund's independent trustees; insurance (including trustees' and officers' errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund's custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; and any litigation expenses.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any front-end or contingent deferred loads,  taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.05%, 1.80% and 0.80%  of the average daily net assets of the Fund's Class A, Class C and Class I Shares, respectively.  This agreement is in effect until October 31, 2016, and it may be terminated before that date only by the Trust's Board of Trustees.  In addition, the Advisor has agreed to voluntarily waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.25%, 1.00% and 0.00% on the capital used to seed the Fund's Class A, Class C and Class I Shares, respectively. The Advisor will not seek recoupment of the voluntary advisory fees waived and/or reimbursement of expenses with the exception of the situation described in the following paragraph.

Any contractual reduction in advisory fees or payment of the Fund's expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period ending three full fiscal years after the date of reduction or payment if the Advisor so requests.  This reimbursement may be requested from the Fund if the aggregate amount of operating expenses for such fiscal year, as accrued each month, does not exceed the lesser of (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund's expenses, or (b) the limitation on Fund expenses at the time of the request.  However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund.  Any such reimbursement is contingent upon the Board's subsequent review and ratification of the reimbursed amounts and no reimbursement may cause the total operating expenses paid by the Fund in a fiscal year to exceed the applicable limitation on Fund expenses.  The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

Distribution and Service (Rule 12b-1) Fees (For Class A Shares)
The Trust, on behalf of the Fund, has adopted a plan on behalf of the Fund pursuant to Rule 12b-1 of the 1940 Act (the "12b-1 Plan") which allows the Fund to pay distribution fees for the sale and distribution of its Class A shares and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of Class A shares and the maintenance of their shareholder accounts.  The 12b-1 Plan provides for the payment of such fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares.  Since these fees are paid out of the Fund's assets attributable to the Fund's Class A shares, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges.  The net income attributable to Class A shares will be reduced by the amount of distribution and shareholder liaison service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the table under the Prospectus heading "Fees and Expenses of the Fund" provides a summary of expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered in this Prospectus.

Distribution and Service (Rule 12b-1) Fees (For Class C Shares)
The Trust, on behalf of the Fund, has adopted a Rule 12b-1 plan (the "12b-1 Plan") with respect to the Fund's Class C shares. Under the 12b-1 Plan, the Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund's Class C shares and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of Class C shares and the maintenance of their shareholder accounts.

For Class C shares, the maximum annual fees payable to the Distributor for distribution services and shareholder liaison services are 0.75% and 0.25%, respectively, of the average daily net assets attributable to such shares. The Distributor may pay any or all amounts received under the 12b-1 Plan to other persons for any distribution or shareholder liaison services provided by such persons to the Fund. Payments under the 12b-1 Plan are not tied exclusively to distribution expenses actually incurred by the Distributor or others and the payments may exceed or be less than the amount of expenses actually incurred.

To promote the sale of the Fund's Class C shares and to pay for certain shareholder liaison services, the Distributor may pay broker-dealers up to 1.00% of the amount invested by their clients in the Class C shares of the Fund at the time the shares are purchased (which includes prepayment of the first year's 0.25% shareholder liaison service fee). These up-front payments to broker-dealers are financed by the Advisor. However, the Distributor receives and can pay as reimbursement to the Advisor all of the 12b-1 fees with respect to such shares. During the first 12 months, the Advisor may retain the full 1.00% 12b-1 fee to recoup the up-front payment advanced at the time of purchase. After the Distributor has reimbursed the Advisor for the amounts that the Advisor has financed, the broker-dealers will receive the ongoing 12b-1 fees associated with their clients' investments.

Because the Fund pays distribution fees on an ongoing basis, your investment cost over time will increase and may be higher than paying other types of sales charges.

Class I Shares are not subject to any distribution or service fees under the Plan.

The payments that broker-dealers and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your broker-dealer receives greater payments with respect to this Fund than it does with respect to other products, your representative may be more inclined to sell you shares of this Fund over another product.

Shareholder Service Fee
The Fund may pay a fee at an annual rate of up to 0.10% of its average daily net assets to shareholder servicing agents.  Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Fund on behalf of shareholders, forwarding communications from the Fund, providing sub-accounting with respect to Fund shares and other similar services.

Additional Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Fund.  These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  The Advisor may pay cash compensation for inclusion of the Fund on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Fund's shareholders.  The Advisor may also pay cash compensation in the form of finder's fees that vary depending on the dollar amount of the shares sold.

These additional payments may give your financial intermediary an incentive to sell and recommend this Fund over other products for which it may receive less compensation.  You may contact your financial intermediary if you want information regarding the payments it receives.

YOUR ACCOUNT WITH THE FUND

Share Price
The offering price of each class of the Fund's shares is the net asset value per share ("NAV") of that class (plus any sales charges, as applicable).  The NAV of a class is determined by dividing (a) the difference between the value of the Fund's securities, cash and other assets and the amount of the Fund's expenses and liabilities attributable to the class by (b) the number of shares outstanding in that class (assets – liabilities / # of shares = NAV).  Each NAV takes into account all of the expenses and fees of that class of the Fund, including management fees and administration fees, which are accrued daily.  The Fund's NAVs are calculated as of the close of regular trading (generally 4:00 p.m. Eastern Time) on each day that the NYSE is open for unrestricted business.  If, for example, the NYSE closes at 1:00 p.m. New York time, the Fund's NAVs would still be determined as of 4:00 p.m. Eastern Time.  In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Trust's Valuation Committee determines that a "fair value" adjustment is appropriate due to subsequent events.  The Fund's NAVs may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC.  The NYSE is closed on weekends and most U.S. national holidays.  However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund's NAVs on days when you are not able to buy or sell Fund shares.

The Fund's securities generally are valued at market price.  Securities are valued at fair value when market quotations are not readily available.  The Board has adopted procedures to be followed when the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund's pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security's fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below).  Valuing securities at fair value involves reliance on the judgment of the Advisor and the Board (or a committee thereof), and may result in a different price being used in the calculation of the Fund's NAVs from quoted or published prices for the same securities.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board.  There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies.   Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund's NAVs are determined.  If the event may result in a material adjustment to the price of the Fund's foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund's NAVs.

Other types of portfolio securities that the Fund may fair value include, but are not limited to:  (1) investments that are illiquid or traded infrequently, including "restricted" securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

Buying Fund Shares
This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class C Shares and Class I Shares.

•	Class A Shares generally incur sales loads at the time of purchase and are subject to annual distribution and shareholder service fees.

•	Class C Shares generally incur contingent deferred sales loads on any shares sold within 12 months of purchase and are subject to annual distribution and shareholder service fees.

•	Class I Shares generally incur shareholder service fees, but are not subject to any sales loads and do not incur distribution fees.

By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Each class of shares generally has the same rights, except for the distribution fees, and related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares.

To purchase shares of the Fund, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A & C Shares
Direct Regular Accounts	$2,500	$500
Direct Retirement Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500

Class I Shares
All Accounts	$25,000	$5,000

Shares of the Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders.  A financial intermediary may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling Fund shares.  You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and the Fund may, from time to time, reduce or waive the minimum initial investment amounts.  The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.

To the extent allowed by applicable law, the Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

Sales Charge Schedule
Class A Shares of the Fund are sold at the public offering price, which is the NAV plus an initial maximum sales charge that varies with the amount you invest as shown in the following chart.  This means that part of your investment in the Fund will be used to pay the sales charge.

Class A Shares—Sales Charge Schedule
Your Investment	Front-End Sales Charge as a % of Offering Price*	Front-End Sales Charge as a % of Net Investment	Dealer Reallowance as a % of Offering Price
Up to $99,999	3.00%	3.09%	3.00%
$100,000-$499,999	2.50%	2.56%	2.50%
$500,000-$999,999	1.25%	1.25%	1.25%
$1 million or more	See below**	See below**	See below**

*	The offering price includes the sales charge.
**	See the "Large Order Net Asset Value Purchase Privilege" section on page 29.

Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above.  No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain distributions.

Class A Shares Purchase Programs
Eligible purchasers of Class A Shares also may be entitled to reduced or waived sales charges through certain purchase programs offered by the Fund.

Quantity Discounts. You may be able to lower your Class A sales charges if:

•
you assure the Fund in writing that you intend to invest at least $100,000 in Class A Shares of the Fund over the next 13 months in exchange for a reduced sales charge ("Letter of Intent") (see below); or

•	the amount of Class A Shares you already own in the Fund plus the amount you intend to invest in Class A Shares is at least $100,000 ("Cumulative Discount").

By signing a Letter of Intent you can purchase shares of the Fund at a lower sales charge level.  Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period as stated in the Letter of Intent.  Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent.  Shares equal to 3.00% of the amount stated in the Letter of Intent will be held in escrow during the 13-month period.  If, at the end of the period, the total net amount invested is less than the amount stated in the Letter of Intent, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual net amounts invested had the Letter of Intent not been in effect.  This amount will be obtained from redemption of the escrowed shares.  Any remaining escrowed shares after payment to the Fund of the difference in applicable sales charges will be released to you. If you establish a Letter of Intent with the Fund you can aggregate your accounts as well as the accounts of your immediate family members.  You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

The Letter of Intent and Cumulative Discount are intended to let you combine investments made at other times for purposes of calculating your present sales charge.  Any time you can use any of these quantity discounts to "move" your investment into a lower sales charge level, it is generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family members (i.e., your spouse or domestic partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Fund.  This includes, for example, investments held in a retirement account, an employee benefit plan, or through a financial advisor other than the one handling your current purchase.  These combined investments will be valued at their current offering price to determine whether your current investment amount qualifies for a reduced sales charge.

You must notify the Fund or an approved financial intermediary at the time of purchase whenever a quantity discount is applicable to purchases and you may be required to provide the Fund, or an approved financial intermediary, with certain information or records to verify your eligibility for a quantity discount.  Such information or records may include account statements or other records regarding the shares of the Fund held in all accounts (e.g., retirement accounts) by you and other eligible persons which may include accounts held at the Fund or at other approved financial intermediaries.  Upon such notification, you will pay the sales charge at the lowest applicable sales charge level.  You should retain any records necessary to substantiate the purchase price of the Fund's shares, as the Fund and approved financial intermediary may not retain this information.

Information about sales charges can be found on the Fund's website www.aammutualfunds.com, or you can consult with your financial representative.

Net Asset Value Purchases. You may be able to buy Class A Shares without a sales charge if you are:

•	reinvesting dividends or distributions;

•	participating in a fee-based program (such as a wrap account) under which you pay advisory fees to a broker-dealer or other financial institution;

•	a broker-dealer or other financial institution that has entered into an agreement with the Fund's distributor to offer Fund shares in self-directed investment brokerage accounts;

•	a financial intermediary that: (i) is compensated by clients on a fee-only basis, including but not limited to investment advisors and financial planners, and (ii) has entered into an agreement with the Fund to offer Class A shares through a no-load network or platform;

•	a trust company or bank trust department exercising discretionary investment authority with respect to amounts to be invested in the Fund;

•	a current Trustee of the Trust; or

•	an employee (including the employee's spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code) of the Advisor, the Sub-Advisor and their affiliates or of a broker-dealer authorized to sell shares of the Fund.

Your financial advisor or the Fund's transfer agent (the "Transfer Agent") can answer your questions and help you determine if you are eligible.

Large Order Net Asset Value Purchase Privilege.  There is no initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1.00% will be imposed in the event of certain redemptions within 18 months after the end of the month in which such purchase was made.  The CDSC is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of purchase) being redeemed.

From its own profits and resources, the Advisor may pay a finder's fee to authorized dealers that initiate or are responsible for purchases of $1 million or more of Class A shares of the Fund equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter.  If an authorized dealer agrees to waive its receipt of the finder's fee described above, the CDSC on Class A shares generally will be waived.

The CDSC is waived under certain circumstances, including the redemption of shares whose dealer of record at the time of the investment notifies the Transfer Agent that the dealer waives the finder's fee.  Your financial advisor or the Transfer Agent can answer your questions and help you determine if you are eligible.

Class C Shares
Under the Plan, a distribution fee at an annual rate of 0.75% of average daily net assets and an administrative services fee at an annual rate of 0.25% of average daily net assets are deducted from the assets of the Fund's Class C Shares.

Class C Shares of the Fund are sold at NAV and are subject to a CDSC of 1.00% on any shares you sell within 12 months of purchasing them.

The CDSC is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of purchase) being redeemed. Accordingly, no CDSC is imposed on increases in the NAV above the initial purchase price. You should retain any records necessary to substantiate the historical cost of your shares, as the Fund and authorized dealers may not retain this information. In addition, no CDSC is assessed on shares received from reinvestment of dividends or capital gain distributions. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a CDSC applies to a redemption, the Fund assumes that the shares being redeemed first are any shares in your account that are not subject to a CDSC, followed by shares held the longest in your account.

Information on sales charges can also be found on the Fund's website at www.aammutualfunds.com, or obtained by calling the Fund at 1-888-966-9661, or consulting with your financial advisor.

Class C Shares Purchase Programs
Eligible purchasers of Class C Shares may also be entitled to a reduction in or elimination of CDSC through certain purchase programs offered by the Fund. You must notify the Fund or an authorized dealer whenever a reduced CDSC is applicable and may be required to provide the Fund, or its authorized dealer, with certain information or records to verify eligibility for a reduced CDSC. This includes the redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly.

In addition, in certain cases a CDSC may not apply or may be reduced. These include:

•	the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Your financial representative or the Fund's transfer agent must be contacted to determine if the conditions exist;

•	withdrawals made through an automatic withdrawal plan. Such withdrawals may be made up to a maximum of 12% of the net asset value of the account on the date of the withdrawal;

•	withdrawals related to certain retirement or benefit plans; or

•	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

In each of these cases, a number of additional provisions apply in order to be eligible for a CDSC waiver. Your financial advisor or the Fund's transfer agent can answer questions and help determine if you are eligible.

Information about sales charges can be found on the Fund's website, www.aammutualfunds.com, or obtained by calling the Fund at 1-888-966-9661, or consulting with your financial advisor.

Class I Shares
To purchase Class I Shares of the Fund, you generally must invest at least $25,000.  Class I Shares are not subject to any initial sales charge.  No CDSC is imposed on redemptions of Class I Shares, and you do not pay any ongoing distribution/service fees.

Class I Shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services.  Such clients may include individuals, corporations, endowments and foundations.

Exchange Privilege
You may exchange shares of the Fund for shares of the other Funds managed by the Advisor which are offered in a separate prospectus (Please contact the Fund at 1-888-966-9661 to receive the prospectus for the other funds.  The amount of the exchange must be equal to or greater than the required minimum initial investment (see "Minimum Investment" table). You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes.  If you exchange shares through a broker, the broker may charge you a transaction fee.  You may exchange shares by sending a written request to the Fund or by telephone.  Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account, the account number(s), and signed by all shareholders on the account.  In order to limit expenses, the Fund reserves the right to limit the total number of exchanges you can make in any year.

Conversion of Shares
A share conversion is a transaction in which shares of one class of a Fund are exchanged for shares of another class of a fund. Share conversions can occur between each share class of a Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax advisor on your particular circumstances.  Please note, all share conversion requests must be approved by the Advisor.

A request for a share conversion will not be processed until it is received in "good order" (as defined above) by the Fund or your financial intermediary. To receive the NAV of the new class calculated that day, conversion requests must be received in good order by the Fund or your financial intermediary before 4:00 p.m., Eastern Time or the financial intermediary's earlier applicable deadline. Please note that, because the NAV of each class of the Fund will generally vary from the NAVs of the other classes due to differences in expenses, you will receive a number of shares of the new class that is different from the number of shares that you held of the old class, but the total value of your holdings will remain the same.

The Fund's frequent trading policies will not be applicable to share conversions. If you hold your shares through a financial intermediary, please contact the financial intermediary for more information on share conversions. Please note that certain financial intermediaries may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

In-Kind Purchases and Redemptions
The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.  The Fund also reserves the right to pay redemptions by an "in-kind" distribution of portfolio securities (instead of cash) from the Fund.  In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes.  See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments
Additional subscriptions in the Fund generally may be made by investing at least the minimum amount shown in the Minimum Investments table above.  Exceptions may be made at the Fund's discretion.  You may purchase additional shares of the Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address listed in the table below.  Please ensure that you include your account number on the check.  If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check.  You may also make additional investments in the Fund by wire transfer of funds or through an approved financial intermediary.  The minimum additional investment amount is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.  Please follow the procedures described in this Prospectus.

Dividend Reinvestment
You may reinvest dividends and capital gains distributions in shares of the Fund.  Such shares are acquired at NAV (without a sales charge) on the applicable payable date of the dividend or capital gain distribution.  Unless you instruct otherwise, dividends and distributions on Fund shares are automatically reinvested in shares of the same class of the Fund paying the dividend or distribution.  This instruction may be made by writing to the Transfer Agent or by telephone by calling 1-888-966-9661.  You may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Fund at the next determined NAV.  If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, the Fund reserves the right to reinvest the distribution check in your account at the Fund's current NAV and to reinvest all subsequent distributions.

Customer Identification Information
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your Social Security Number or Taxpayer Identification Number.  Additional information is required for corporations, partnerships and other entities.  Applications without such information will not be considered in good order.  The Fund reserves the right to deny any application if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Fund in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction.  Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Automatic Investment Plan
If you intend to use the Automatic Investment Plan ("AIP"), you may open your account with the initial minimum investment amount.  Once an account has been opened, you may make additional investments in the Fund at regular intervals through the AIP.  If elected on your account application, funds can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month.  In order to participate in the AIP, each additional subscription must be at least $100, and your financial institution must be a member of the Automated Clearing House ("ACH") network.  The first AIP purchase will be made 15 days after the Transfer Agent receives your request in good order.  The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank.  Your AIP will be terminated if two successive mailings we send to you are returned by the U.S. Postal Service as undeliverable.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent at 1-888-966-9661 at least five days prior to the date of the next AIP transfer.  The Fund may modify or terminate the AIP at any time without notice.

Timing and Nature of Requests
The purchase price you will pay for the Fund's shares will be the next NAV (plus any sales charge, as applicable) calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order.  "Good order" means that your purchase request includes:  (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to AAM Funds.  All requests received in good order before 4:00 p.m. (Eastern Time) on any business day will be processed on that same day.  Requests received after 4:00 p.m. (Eastern Time) will be transacted at the next business day's NAV.  All purchases must be made in U.S. Dollars and drawn on U.S. financial institutions.

Methods of Buying
Through a broker- dealer or other financial intermediary
The Fund is offered through certain approved financial intermediaries (and their agents).  The Fund is also offered directly.  A purchase order placed with a financial intermediary or its authorized agent is treated as if such order were placed directly with the Fund, and will be deemed to have been received by the Fund when the financial intermediary or its authorized agent receives the order and executed at the next NAV (plus any sales charge, as applicable) calculated by the Fund.  Your financial intermediary will hold your shares in a pooled account in its (or its agent's) name.  The Fund may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services.  The financial intermediary which offers shares may require payment of additional fees from its individual clients.  If you invest through your financial intermediary, its policies and fees may be different than those described in this Prospectus.  For example, the financial intermediary may charge transaction fees or set different minimum investments.  Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund's Prospectus.  Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Fund or for additional information.

By mail
The Fund will not accept payment in cash, including cashier's checks.  Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks, money orders or starter checks for the purchase of shares.  All checks must be made in U.S. Dollars and drawn on U.S. financial institutions.

To buy shares directly from the Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Fund at the address indicated below.  To make additional investments once you have opened your account, write your account number on the check and send it to the Fund together with the most recent confirmation statement received from the Transfer Agent.  If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

Regular Mail AAM Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery AAM Funds 235 West Galena Street Milwaukee, Wisconsin 53212
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

By telephone
To make additional investments by telephone, you must authorize telephone purchases on your account application.  If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-888-966-9661 and you will be allowed to move money in amounts of at least $500, but not greater than $50,000, from your bank account to the Fund's account upon request.  Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions.  If your order is placed before 4:00 p.m. (Eastern Time) on a business day shares will be purchased in your account at the NAV (plus any sales charge, as applicable) calculated on that day.  Orders received after 4:00 p.m. (Eastern Time) will be transacted at the next business day's NAV. For security reasons, requests by telephone will be recorded.

By wire
To open an account by wire, a completed account application form must be received by the Fund before your wire can be accepted.  You may mail or send by overnight delivery your account application form to the Transfer Agent.  Upon receipt of your completed account application form, an account will be established for you.  The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire.  Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied.  Your bank should transmit monies by wire to:

UMB Bank, n.a.
ABA Number 101 000 695
For credit to AAM Funds
A/C # 987 201 3735
For further credit to:
Your account number
AAM/HIMCO Unconstrained Bond Fund
Name(s) of investor(s)
Social Security Number or Taxpayer Identification Number

Before sending your wire, please contact the Transfer Agent at 1-888-966-9661 to notify it of your intention to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) on a business day to be eligible for same day pricing.  The Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares
Through a broker- dealer or other financial intermediary
If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. You may redeem shares of the Fund at their NAV next determined after receipt by the Transfer Agent and/or authorized agent of your redemption request in good order, less any applicable contingent deferred sales charge.  Please keep in mind that your financial intermediary may charge additional fees for its services.  In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with the Fund as described below.

By mail
You may redeem shares purchased directly from the Fund by mail.  Send your written redemption request to AAM Funds at the address indicated below.  Your request must be in good order and contain the Fund name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed.  The redemption request must be signed by all shareholders listed on the account.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).

Regular Mail AAM Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery AAM Funds 235 West Galena Street Milwaukee, Wisconsin 53212

A Medallion signature guarantee must be included if any of the following situations apply:
•	You wish to redeem more than $50,000 worth of shares;
•	When redemption proceeds are sent to any person, address or bank account not on record;
•	If a change of address was received by the Transfer Agent within the last 15 days;
•	If ownership is changed on your account; or
•	When establishing or modifying certain services on your account.

By telephone
To redeem shares by telephone, call the Fund at 1-888-966-9661 and specify the amount of money you wish to redeem.  You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account.  Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds.  Checks sent via overnight delivery are subject to a $25 charge.  You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund), you may redeem shares worth up to $50,000, by instructing the Fund by phone at 1-888-966-9661. Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note:  The Fund and all of its service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the caller must verify the following:

	•	The Fund account number;
	•	The name in which his or her account is registered;
	•	The Social Security Number or Taxpayer Identification Number under which the account is registered; and
	•	The address of the account holder, as stated in the account application form.

Medallion Signature Guarantee
In addition to the situations described above, the Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming more than $50,000 worth of shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association.  The three currently recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program.  Signature guarantees that are not part of these programs will not be accepted.  Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.  A notary public cannot provide a Medallion signature guarantee.

Systematic Withdrawal Plan
You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis.  Your account must maintain a value of at least $2,500 for you to be eligible to participate in the Systematic Withdrawal Plan ("SWP").  The minimum withdrawal amount is $1,000.  If you elect to receive redemptions through the SWP, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account on record.  You may request an application for the SWP by calling the Transfer Agent toll-free at 1-888-966-9661.  The Fund may modify or terminate the SWP at any time.  You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds
You may redeem shares of the Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order.  Generally your redemption request cannot be processed on days the NYSE is closed.  All requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally 4:00 p.m. Eastern Time) will usually be sent to the bank you indicate or wired on the following business day using the wire instructions on record.  Except as specified below, the Fund will process your redemption request and send your proceeds within seven calendar days after the Fund receives your redemption request.

If you purchase shares using a check and request a redemption before the check has cleared, the Fund may postpone payment of your redemption proceeds up to 15 calendar days while the Fund waits for the check to clear.  Furthermore, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund's securities or making such sale or the fair determination of the value of the Fund's net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund's shareholders.

Other Redemption Information
Shareholders who hold shares of the Fund through an IRA or other retirement plan must indicate on their redemption requests whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have taxes withheld will generally be subject to a 10% federal income tax withholding.  In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies.  Please consult with your tax professional.

The Fund generally pays sale (redemption) proceeds in cash.  However, under unusual conditions, the Fund may pay all or part of a shareholder's redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind) in lieu of cash in order to protect the interests of the Fund's remaining shareholders.  If the Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

The Fund may redeem all of the shares held in your account if your balance falls below the Fund's minimum initial investment amount due to your redemption activity.  In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice.   If, within 30 days of the Fund's written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV.  The Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund's NAV.

Cost Basis Information
Federal tax law requires that regulated investment companies, such as the Fund, report their shareholders' cost basis, gain/loss, and holding period to the IRS on the Fund's shareholders' Consolidated Form 1099s when "covered" shares of the regulated investment companies are sold.  Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

The Fund has chosen "first-in, first-out" ("FIFO") as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values and the entire position is not sold at one time.  The Fund's standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. Redemptions are taxable and you may realize a gain or a loss.  Certain shareholders may be subject to backup withholding. Subject to certain limitations, you may choose a method other than the Fund's standing method at the time of your purchase or upon the sale of covered shares.  For all methods except Specific Lot Identification, the Fund redeems noncovered shares first until they are depleted and then applies your elected method to your covered shares. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions
The Trust's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund's performance.  The Trust takes steps to reduce the frequency and effect of these activities in the Fund.  These steps may include monitoring trading activity and using fair value pricing.  In addition, the Trust may take action, which may include using its best efforts to restrict a shareholder's trading privileges in the Fund, if that shareholder has engaged in four or more "round trips" in the Fund during a 12-month period.  Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur.  Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries.  The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent shareholder interest.

Redemption Fee
You will be charged a redemption fee of 1.00% of the value of the Fund shares being redeemed if you redeem your shares of the Fund within 30 days of purchase.  The "first in, first out" ("FIFO") method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies.  The redemption fee is deducted from the sale proceeds and is retained by the Fund for the benefit of its remaining shareholders. The fee will not apply to redemptions (i) due to a shareholder's death or disability, (ii) from certain omnibus accounts with systematic or contractual limitations, (iii) of shares acquired through reinvestments of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any such plan, to comply with minimum distribution requirements, (v) effected pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals, (vi) effected pursuant to an automatic non-discretionary rebalancing program, (vii) effected pursuant to the SWP, or (viii) by the Fund with respect to accounts falling below the minimum initial investment amount.  The Trust reserves the right to waive this fee in other circumstances if the Advisor determines that doing so is in the best interests of the Fund.

Monitoring Trading Practices

The Trust may monitor trades in Fund shares in an effort to detect short-term trading activities.  If, as a result of this monitoring, the Trust believes that a shareholder of the Fund has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder's accounts.  In making such judgments, the Trust seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders.  Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Trust's efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies
Some of the following policies are mentioned above.  In general, the Fund reserves the right to:

•	vary or waive any minimum investment requirement;
•	refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to the Fund via regular or overnight delivery), for any reason;
•	reject any purchase request for any reason (generally the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor's history of excessive trading);
•	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;
•	reject any purchase or redemption request that does not contain all required documentation; and
•	subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under "Methods of Buying."

Your broker or other financial intermediary may establish policies that differ from those of the Fund.  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Availability of Information
Information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge on the Fund's website at www.aammutualfunds.com.  The Prospectus and SAI are also available on the website.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household.  If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your authorized dealer or the Transfer Agent.

DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of net investment income monthly and net capital gains, if any, at least annually, typically in December.  The Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options:  (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) to receive all dividends and distributions in cash.  If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund's then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account.  The SAI contains further information about taxes.  Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Fund, whether paid in cash or reinvested in additional shares.  If you sell Fund shares, it is generally considered a taxable event.  If you exchange shares of the Fund for shares of another fund, the exchange will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

Distributions of net investment income, other than "qualified dividend income," and distributions of net short-term capital gains, are taxable for federal income tax purposes at ordinary income tax rates.  Distributions from the Fund's net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by the Fund (but none of the Fund's capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied.  Distributions of investment income that the Fund reports as "qualified dividend income" may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund's qualified dividend income and if certain other requirements are satisfied. "Qualified dividend income" generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

You may want to avoid buying shares of the Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.    Dividends and distributions from the Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder's "net investment income" for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions.  The backup withholding rate is currently 28%.

Dividends and certain other payments made by the Fund to a non-U.S. shareholder are subject to such withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty).  Dividends that are reported by the Fund as "interest-related dividends" or "short-term capital gain dividends" are generally exempt from such withholding for taxable years of the Fund beginning before January 1, 2015.  In general, the Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss.  Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions payable to such entities after June 30, 2014 (or, in certain cases, after later dates) and redemption proceeds and certain capital gain dividends payable to such entities after December 31, 2016. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of the Fund's investment income may be subject to foreign income taxes that are withheld at the country of origin.  Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits.

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Funds' financial performance.  Certain information reflects financial results for a single Fund share.  The total return figures represent the percentage that an investor in a Fund would have earned (or lost) on an investment in a Fund class (assuming reinvestment of all dividends and distributions).  The financial information for the period shown has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in each Fund's annual report, which is available upon request (see back cover).

AAM/HIMCO Unconstrained Bond Fund
Class I
Per share operating performance.
For a capital share outstanding throughout the period.
For the Period
January 2, 2015*
through
June 30, 2015
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[1]	0.19
Net realized and unrealized loss on investments and foreign currency	0.04
Total from investment operations	0.23

Less Distributions:
From net investment income	(0.19)
Total distributions	(0.19)

Net asset value, end of period	$10.04

Total return[2]	2.29%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$52,720

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.17%[4]
After fees waived and expenses absorbed	0.02%[4]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	2.71%[4]
After fees waived and expenses absorbed	3.86%[4]

Portfolio turnover rate	78%[3,5]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.
[5]	Please note that the portfolio turnover figures shown above are calculated in accordance with Item 13 of Form N-1A which exclude cash, securities, including options, futures, and cash held against other derivatives whose maturities or expiration dates at the time of acquisition were one year or less. Also not included is notional values of certain derivative contracts.

Investment Advisor
Advisors Asset Management, Inc.
18925 Base Camp Road, Suite 203
Monument, Colorado 80132

Sub-Advisor
Hartford Investment Management Company
One Hartford Plaza
Hartford, Connecticut 06155

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin  53212

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

Independent Counsel
Morgan, Lewis & Bockius LLP
355 S. Grand Avenue, Suite 4400
Los Angeles, California  90071

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

AAM/HIMCO Unconstrained Bond Fund
A series of Investment Managers Series Trust

FOR MORE INFORMATION

Statement of Additional Information (SAI)
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Shareholder Reports
Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders.  In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year.

The Fund's SAI is available and the annual and semi-annual reports will be available, free of charge, on the Fund's website at www.aammutualfunds.com.  You can also obtain a free copy of the Fund's SAI or annual and semi-annual reports, request other information, or inquire about the Fund by contacting a broker that sells shares of the Fund or by calling the Fund (toll-free) at 1-888-966-9661 or by writing to:

AAM/HIMCO Unconstrained Bond Fund
P.O. Box 2175
Milwaukee, WI  53201

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC in Washington, DC.  You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090.  Reports and other information about the Fund are also available:

•	Free of charge on the SEC's EDGAR Database on the SEC's Internet site at http://www.sec.gov;
•	For a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov; or
•	For a duplication fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-1520.

(The Trust's SEC Investment Company Act file number is 811- 21719.)

Statement of Additional Information
November 1, 2015

AAM/HIMCO Unconstrained Bond Fund
Class A Shares (Ticker Symbol: AHUAX)
Class C Shares (Ticker Symbol: AHUCX)
Class I Shares (Ticker Symbol: AHUIX)
a series of Investment Managers Series Trust

This Statement of Additional Information ("SAI") is not a prospectus, and it should be read in conjunction with the Prospectus dated November 1, 2015, as may be amended from time to time, of the AAM/HIMCO Unconstrained Bond Fund (the "Fund"), a series of Investment Managers Series Trust (the "Trust").  Advisors Asset Management, Inc. (the "Advisor") is the investment advisor to the Fund.  Hartford Investment Management Company. (the "Sub-Advisor") is the sub-advisor to the Fund.  A copy of the Fund's Prospectus may be obtained by contacting the Fund at the address or telephone number specified below.  The Fund's Annual Report to shareholders for the period January 2, 2015 (commencement date) through  June 30, 2015, is incorporated by reference herein.  A copy of the Fund's Annual Report can be obtained by contacting the Fund at the address or telephone number specified below.

AAM/HIMCO Unconstrained Bond Fund
P.O. Box 2175
Milwaukee, Wisconsin 53201
1-888-966-9661

TABLE OF CONTENTS

THE TRUST AND THE FUND	2
INVESTMENT STRATEGIES, POLICIES AND RISKS	2
MANAGEMENT OF THE FUND	36
PORTFOLIO TRANSACTIONS AND BROKERAGE	49
PORTFOLIO TURNOVER	51
PROXY VOTING POLICY	51
ANTI-MONEY LAUNDERING PROGRAM	52
PORTFOLIO HOLDINGS INFORMATION	52
DETERMINATION OF NET ASSET VALUE	54
PURCHASE AND REDEMPTION OF FUND SHARES	56
FEDERAL INCOME TAX MATTERS	57
DIVIDENDS AND DISTRIBUTIONS	64
GENERAL INFORMATION	64
FINANCIAL STATEMENTS	67
APPENDIX A DESCRIPTION OF SECURITIES RATINGS	68
APPENDIX B PROXY VOTING POLICIES AND PROCEDURES	75

THE TRUST AND THE FUND

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005.  The Trust currently consists of several other series of shares of beneficial interest.  This SAI relates only to the Fund and not to the other series of the Trust.

The Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company.  Such registration does not involve supervision of the management or policies of the Fund.  The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC.  Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Fund is a diversified fund, which means it is subject to the diversification requirements under the Investment Company Act of 1940, as amended (the "1940 Act").  Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies.

The Fund currently offers three classes of shares: Class A, Class C and Class I.  Other classes may be established from time to time in accordance with the provisions of the Trust's Agreement and Declaration of Trust (the "Declaration of Trust").  Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own distribution expenses and minimum investments.  Each class of shares also has exclusive voting rights with respect to its distribution fees.

INVESTMENT STRATEGIES, POLICIES AND RISKS

The discussion below supplements information contained in the Fund's Prospectus pertaining to the investment policies of the Fund.

Market Conditions

The equity and debt capital markets in the United States and internationally experienced significant volatility from 2008 through 2012.  These conditions caused a significant decline in the value and liquidity of many securities and other instruments.  It is impossible to predict whether such conditions will recur.  Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

Principal Investment Strategies , Policies and Risks

Debt Securities

Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity.  Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed; instead payments "float" relative to a reference rate, such as LIBOR.  This "floating rate" debt may pay interest at levels above or below the previous interest payment.  The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, those rated Ba or below by Moody's Investors Service, Inc. ("Moody's) BB or below by Standard & Poor's Ratings Group ("S&P"), and/or BB or below by Fitch, Inc. ("Fitch") or unrated but determined by the Sub-Advisor to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer's creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.  It may be more difficult to sell or to determine the value of lower rated debt securities.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes.  Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes.  In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations.  Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities.  For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations.  Debt securities may contain redemption or call provisions.  If an issuer exercises these provisions in a lower interest rate environment, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation.  There may be limited trading in the secondary market for particular debt securities, which may adversely affect the Fund's ability to accurately value or sell such debt securities.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.  The Sub-Advisor attempts to reduce the risks described above through diversification of the Fund's portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so.  Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency's view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

Changing Fixed Income Market Conditions.  Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the "Federal Reserve") has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market ("Quantitative Easing"). As the Federal Reserve "tapers" or reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund's investments and share price to decline. Because the Fund invests in derivatives tied to fixed income markets it may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund's performance. The liquidity levels of the Fund's portfolio may also be affected.  In addition, decreases since 2007 in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category.  Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier.  Please refer to Appendix A for more information about credit ratings.

Over-the-Counter Transactions – Fixed Income Securities

Over-the-Counter ("OTC") transactions differ from exchange-traded transactions in several respects.  OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Sub-Advisor and verified in appropriate cases. As OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.

Lower-Rated Debt Securities

The Fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal.  The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities.  In the absence of a liquid trading market for securities held by it, the Fund at times may be unable to establish the fair value of such securities. Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating.  Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate.  In addition, the rating assigned to a security by Moody's or S&P (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates.  A decrease in interest rates will generally result in an increase in the value of the Fund's fixed-income assets.  Conversely, during periods of rising interest rates, the value of the Fund's fixed-income assets will generally decline.  The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities.  Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.  Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund's net asset value.  The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.  However, the Sub-Advisor will monitor the investment to determine whether its retention will assist in meeting the Fund's investment objective.  Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.

The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when the Sub-Advisor believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held.  Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.  In order to enforce its rights in the event of a default, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities.  This could increase the Fund's operating expenses and adversely affect the Fund's net asset value.  The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), may limit the extent to which the fund may exercise its rights by taking possession of such assets.  To the extent the Fund invests in securities in the lower rating categories, the achievement of the Fund's investment objective is more dependent on the Sub-Advisor's investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.

Sovereign Debt Obligations

The Fund may invest in sovereign debt obligations, which are securities issued or guaranteed by foreign governments, governmental agencies or instrumentalities and political subdivisions, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.  There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Bank Loans and Loan Participations

Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure.  Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate ("LIBOR") or the prime rates of U.S. banks.  As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest.  However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its corporate loans.  The Fund may make certain corporate loan investments as part of a broader group of lenders (together often referred to as a "syndicate") that is represented by a leading financial institution (or agent bank).  The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest.  If the agent develops financial   problems or is terminated, the Fund may not recover its investment or recovery may be delayed.  Corporate loans may be denominated in currencies other than U.S. dollars and are subject to the credit risk of nonpayment of principal or interest.  Further, substantial increases in interest rates may cause an increase in loan defaults.  Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid or lose all or substantially all of its value subsequent to investment.  If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund's rights to the collateral.  In addition, the value of collateral may erode during a bankruptcy case.  In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Further, interests in bank loans and loan participations are not considered to be securities and, therefore, are not protected under the federal securities laws, including the Investment Company Act of 1940 Act, as amended (“1940 Act”).

The Fund may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) and unsecured loans.  Holders' claims under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt.  Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions.  Also, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans.  Many such loans are relatively illiquid and may be difficult to value.

Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans, including, in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower.  If interest were required to be refunded, it could negatively affect Fund performance.

Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative.  Some companies may never pay off their indebtedness or pay only a small fraction of the amount owed.  Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

Investments in bank loans through a direct assignment of the financial institution's interest with respect to the bank loan may involve additional risks.  For example, if a secured bank loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.  In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment, and revolving credit facilities, which would require the Fund to make additional investments in the bank loans as required under the terms of the credit facility at the borrower's demand.

A financial institution's employment as agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent.  A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would remain available to the holders of such indebtedness.  However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund may incur certain costs and delays in realizing payments on a bank loan or loan participation and could suffer a loss of principal and/or interest.

The Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund.  In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers".

Collateralized Loan Obligations Risk

Due to the structure of collateralized loan obligations ("CLOs"), they are subject to asset manager, legal and regulatory, limited recourse, liquidity, redemption, and reinvestment risks.  A CLO's performance is linked to the expertise of the CLO manager and its ability to manage the CLO portfolio.  Changes in the regulation of CLOs may adversely affect the value of the CLO investments held by the Fund and the ability of the Fund to execute its investment strategy.  CLO debt is payable solely from the proceeds of the CLO's underlying assets and, therefore, if the income from the underlying loans is insufficient to make payments on the CLO debt, no other assets will be available for payment.  CLO debt securities may be subject to redemption and the timing of redemptions may adversely affect the returns on CLO debt.  The CLO manager may not find suitable assets in which to invest and the CLO manager's opportunities to invest may be limited.

Floating Rate, Inverse Floating Rate and Index Obligations

The Fund may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by sovereign or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices.  Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.  Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities

Zero coupon bonds are securities that make no fixed interest payments but instead are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Foreign Investments

Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments.  All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital.  Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors' assets.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets.  In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region.  The severity or duration of these conditions may also be affected if one or more countries leave the Euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect the Fund's performance, including foreign withholding taxes on foreign securities' dividends.  Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States.  Foreign companies may be subject to different accounting, auditing and financial reporting standards.  To the extent foreign securities held by the Fund are not registered with the SEC or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator.  Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States.  Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in foreign exchange rates will affect the value in U.S. Dollars of all foreign currency-denominated securities and other investments held by the Fund.  Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities and other investments will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. Dollars.  Accordingly, a decline in the value of a particular foreign currency against the U.S. Dollar occurring after the Fund's income has been earned and computed in U.S. Dollars may require the Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. Dollars to make a distribution.  Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time such expenses are paid, the Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. Dollars required to meet such expenses.

The Fund may purchase foreign bank obligations.  In addition to the risks described above that are generally applicable to foreign investments, the investments that the Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other investments held by the Fund.

Emerging Markets

The Fund may invest in companies organized in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices.  Developing countries may impose restrictions on the Fund's ability to repatriate investment income or capital.  Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. Dollar, and major adjustments have been made periodically in certain of such currencies.  Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector.  In some countries, the government owns or controls many companies.  Therefore, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect the private sector companies in which the Fund invests.

Foreign Currency Transactions

The Fund may conduct foreign currency exchange transactions either on a spot, i.e., cash, basis at the prevailing rate in the foreign exchange market or by entering into a forward foreign currency contract.  A forward foreign currency contract ("forward contract") involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  Forward contracts are considered to be derivatives.  The Fund enters into forward contracts in order to "lock in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract.  In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or may purchase or the U.S. Dollar value of interest and dividends paid on those securities.

If the Fund delivers the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency by selling some of the Fund's assets that are denominated in that specific currency.  The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks.  The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Sub-Advisor is inaccurate in predicting currency movements.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  The precise matching of forward contract amounts and the value of the securities involved is generally not possible.  Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and deliver the foreign currency.  The use of forward contracts as a hedging technique does not eliminate the fluctuation in the prices of the underlying securities the Fund owns or intends to acquire, but it fixes a rate of exchange in advance.  Although forward contracts can reduce the risk of loss if the values of the hedged currencies decline, these instruments also limit the potential gain that might result from an increase in the value of the hedged currencies.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information available is generally representative of very large transactions in the interbank market.  The interbank market in foreign currencies is a global around-the-clock market.  Since foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.    The Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or may purchase.

Developments in the China Region

The People's Republic of China, Taiwan, and Hong Kong comprise the China Region. The region is highly interconnected and interdependent, with relationships and tensions built on trade, finance, culture, and politics and the economic state of China having an outsized influence on the economies of Taiwan and Hong Kong.

After nearly 30 years of unprecedented growth, the People's Republic of China now faces a slowing economy. The real estate market, which many observers believed to be inflated, has begun to decline. Local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. Demand for Chinese exports by the U.S. and countries in Europe may weaken due to the effects of relatively limited economic growth in those countries resulting from the financial crisis in the United States and the crisis in Europe. Additionally, Chinese actions to lay claim to disputed islands have caused relations with China's regional trading partners to suffer, and could cause further disruption to regional trade. In the long run, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

Europe - Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the Euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund's investments due to the interconnected nature of the global economy and capital markets. The Fund may also be susceptible to these events to the extent that the Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

Structured Investments

A structured investment is a security having a return tied to an underlying index or other security or asset class.  Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.  This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments.  The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.  Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act.

To Be Announced (TBA) Securities Risk

A TBA is a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date.  The actual pool identities or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade.  The Fund may transact in TBA securities, which include when-issued and delayed delivery securities, and forward commitments. The value of such securities is subject to market fluctuations and, in the case of fixed income securities, no interest accrues to the Fund until settlement takes place.  When purchasing a TBA security, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Accordingly, at the time the Fund makes the commitment to purchase TBA securities, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date.  When the Fund acquires a TBA security it will confirm, on a daily basis, that it has sufficient liquid assets with an aggregate value at least equal to such commitments.  TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery.  There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation.  If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.

Dollar Rolls

A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the security sold. Proceeds of the sale by the Fund will be invested in additional instruments, and the income from these investments will generate income for the Fund. If such income does not exceed the return that would have been realized, the use of this technique will diminish the investment performance of the Fund if the Fund had held the security. At the time the Fund enters into a dollar roll transaction, the Fund will confirm and document, on a daily basis, that the Fund has sufficient liquid assets to cover the amount of the Fund's commitments.

A dollar roll involves the risk that the market value of the security subject to the Fund's forward purchase commitment may decline below, or the market value of the security subject to the Fund's forward sale commitment may increase above, the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the current sale portion of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the similar securities in the forward transaction. Dollar rolls are speculative techniques that can be deemed to involve leverage. The Fund confirm and document, on a daily basis, that the Fund has sufficient liquid assets to cover the repurchase price.  The Fund may engage in dollar roll transactions to enhance return. Each dollar roll transaction is accounted for as a sale or purchase of a portfolio security and a subsequent purchase or sale of a substantially similar security in the forward market. Successful use of mortgage dollar rolls may depend upon the Advisor's or Sub-Advisor's ability to correctly predict interest rates and prepayments.

Short Selling

In short selling transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which may result in a loss or gain, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale.

Short sales of forward commitments and derivatives do not involve borrowing a security, but are subject to similar risks as those outlined immediately above. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit linked instruments, and swap contracts.

A fund may not always be able to borrow a security it wants to sell short. A fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of the Fund will fluctuate in response to movements in the market. Fund performance also will depend on the effectiveness of the Sub-Adviser's research and investment decisions.

Short sales also involve other costs. The Fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased by the amount of premiums, interest or expenses the Fund may be required to pay in connection with the short sale. Until the Fund closes the short position, it will earmark and reserve Fund assets, in cash or liquid securities, to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

U.S. Government Obligations

The Fund may invest in U.S. Government securities.  U.S. Government securities include (a) Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (b) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (i) the full faith and credit of the U.S. Government (such as Government National Mortgage Association ("Ginnie Mae") certificates); (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (such as obligations of the Federal Home Loan Banks); (iii) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae (formally known as Federal National Mortgage Association)); or (iv) only the credit of the instrumentality (such as securities issued by Freddie Mac (formally known as Federal Home Loan Mortgage Corporation)).

U.S. Government securities also include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the 2008 market crisis or otherwise.

In the case of U.S. Government obligations backed solely by the issuing or guaranteeing agency or instrumentality itself, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, if it is not obligated by law to do so.

Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market values of the securities it issues.  Therefore, the market values of such securities will fluctuate in response to changes in interest rates.  As a general matter, the values of debt instruments, including U.S. Government obligations, decline when market interest rates increase and rise when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

As of September 7, 2008, the Federal Housing Finance Agency ("FHFA") has been appointed as the conservator of Freddie Mac and Fannie Mae for an indefinite period.  In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent.  During the conservatorship, each entity's obligations are expected to be paid in the normal course of business.  Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Department of Treasury, through a secured lending facility and a senior preferred stock purchase agreement, has attempted to enhance the ability of the entities to meet their obligations.  There can be no guarantee that the federal government will continue to provide assistance to Fannie Mae and Freddie Mac or that it will not change the terms of its obligations.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities and derivatives mortgage-backed  securities and may invest in "principal only" and "interest only" components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.  As with other debt securities, mortgage-backed securities are subject to credit risk and interest rate risk.  However, the yield and maturity characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-backed securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. If interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of mortgage-backed securities and lengthen their durations. Because of these and other reasons, a mortgage-backed security's total return, maturity and duration may be difficult to predict precisely.

Mortgage-backed securities come in different classes that have different risks. Junior classes of mortgage-backed securities are designed to protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. If the Fund invests in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, the Fund may suffer significant losses. Investments in mortgage-backed securities involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default).  These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property.

The ability of borrowers to repay mortgage loans underlying mortgage-backed securities will typically depend upon the future availability of financing and the stability of real estate values.  For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property.  If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-backed securities may decline.

The residential real estate market in the United States continues to experience significant upheaval.  Among other things, the value of residential real estate has decreased significantly.  This decrease in value has been more pronounced in some regions of the country but, overall, prices have dropped substantially.  These significant decreases have affected the value of both prime and subprime mortgage-backed securities, as payments of principal and interest on residential mortgages have varied due to foreclosures, job losses, and other factors.  As a result of these conditions, mortgage-backed securities have lost value, including the "senior" classes of those securities.  There can be no assurance of when, or if, the residential real estate market will stabilize or home prices will recover.  Accordingly, there can be no assurance that mortgage-backed securities will make payments of principal and interest at the times or in the amounts scheduled.

Asset-Backed Securities

The Fund may invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass- through structures similar to the mortgage-related securities described above.  In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments.  However, asset-backed securities are not backed by any governmental agency.

Derivatives

Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (each an "Underlying Instrument"). The Fund may utilize derivative instruments to manage portfolio risk (i.e. hedge), replicate securities or for other investment purposes.  Successful use of derivative instruments by the Fund depends on the Sub-Advisor's judgment with respect to a number of factors and the Fund's performance could be worse and/or more volatile than if it had not used these instruments. Depending on how the Fund uses derivatives and the relationship between the market value of the derivative and the Underlying Instrument, derivatives could increase or decrease the Fund's exposure to the risks of the Underlying Instrument.

The use of derivatives involves significant risks, including:

•	Counterparty Risk – The risk that the counterparty to a derivatives contract may be unable or unwilling to honor its obligations under the contract.
•
Credit Risk – The risk that the issuer of a security will not be able to make timely principal and interest payments.  Changes in an issuer's credit rating or the market's perception of the issuer's creditworthiness may affect the value of the Fund's derivative exposure to that issuer.

•	Currency Risk – The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

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Hedging Risk – Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or create losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  There can be no assurance that hedging will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to hedge and may choose not to do so.

•	Index Risk – With respect to index-linked derivatives, the risk that the underlying index changes in a way that causes a reduction in the value of the derivative to below what the Fund paid.
•	Interest Rate Risk - The risk that the value of an investment may decrease when interest rates rise. Falling interest rates also create the potential for decline in a Fund's income.
•
Leverage Risk – The risk associated with certain types of investments or trading strategies whereby relatively small market movements may result in large changes in the value of an investment.  Leverage can result in losses that substantially exceed the amount originally invested.

•
Liquidity & Valuation Risk – The risk that certain derivatives may be difficult or impossible to sell at the time that the seller would like to sell them or at the price the seller believes they are worth.  The potential lack of a liquid secondary market for derivatives could result in the Fund being unable to sell or close a derivatives position at the time or price that it would like thereby resulting in losses to the Fund.  The lack of a liquid secondary market for derivatives could also make derivatives more difficult for the Fund to value accurately.

•
Regulatory Risk – The risk that government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

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Volatility Risk – The Fund's use of derivatives may increase its volatility.  Volatility is the characteristic of a derivative, an index or a market to undergo significant price fluctuations within a short period of time.  Such fluctuations in value of derivatives may not correlate perfectly with the overall securities market.

Certain risk factors related to derivatives are further discussed below:

•
Under rules adopted by the Commodity Futures Trading Commission ("CFTC"), transactions in some types of interest rate swaps and credit default index swaps on North American and European indices are required to be cleared.  In addition, the CFTC may promulgate additional regulations that require clearing of other classes of swaps.  In a cleared derivatives transaction (which includes commodities futures and cleared swaps transactions), the Fund's counterparty is a clearing house (such as CME Clearing, ICE Clearing or LCH.Clearnet), rather than a bank or broker.  Since the Fund is not a member of clearing houses and only members of a clearing house can participate directly in the clearing house, the Fund holds cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in cleared derivatives transactions. The Fund makes and receives payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. Clearing members guarantee performance of their clients' obligations to the clearing house. In contrast to bilateral OTC transactions, following a period of advance notice to the Fund, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Sub-Advisor expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund's behalf.  While the documentation in place between the Fund and their clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions.  In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.  In addition, new regulations could, among other things, restrict the Fund's ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements.  If the Fund is not able to enter into a particular derivatives transaction, the Fund's investment performance and risk profile could be adversely affected as a result.

•
Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described above, some derivatives transactions will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member's proprietary assets. However, all funds and other property received by a clearing member from its customers are generally held by the clearing member on a commingled basis in an omnibus account, which may also invest those funds in certain instruments permitted under the applicable regulations.  The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund's clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member's customers for a relevant account class.  Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member.  For commodities futures positions, the clearing house may use all of the collateral held in the clearing member's omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral.  Accordingly, in addition to bearing the credit risk of its clearing member, each customer to a futures transaction also bears "fellow customer" risk from other customers of the clearing member.  However, with respect to cleared swaps positions, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer.  Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer.  However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing house will use the Fund's assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house.  In addition, a clearing member may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of the clearing member's customers in the aggregate, rather than the gross amount of each customer.  The Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default.

Described below are various derivative instruments and trading strategies that the Fund may use (either separately or in combination) in seeking to achieve its overall investment objectives.   There can be no assurance that any instrument or strategy used will succeed.  Further, the Fund's ability to use certain derivative transactions may be limited by tax considerations or legal considerations.

Swap Transactions

A swap is a type of derivative instrument.  In a standard swap, two parties exchange the returns (or differentials in rates of return) earned or realized on an Underlying Instrument. The Fund may enter into various types of swaps, including but not limited to, interest rate swaps, credit default swaps and credit default index swaps, as well as the purchase or sale of related caps, floors and collars. The Fund may enter into these transactions to hedge/manage portfolio risk (e.g. preserve a return or spread on a particular investment or to protect against an increase in the price of securities it anticipates purchasing) or for investment/return enhancing purposes (e.g. to position the Fund's interest rate exposure in anticipation of changes in the yield curve or to replicate exposure to broad asset classes). Swaps may also be used in conjunction with other instruments. For example, interest rate swaps may be offset with "caps," "floors" or "collars".  A "cap" is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A "floor" is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A "collar" is essentially a combination of a long cap and a short floor where the limits are set at different levels.

The use of swap agreements by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

The Fund will generally enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  To the extent obligations created thereby may be deemed to constitute senior securities, the Fund will confirm and document, on a daily basis, that the Fund has sufficient liquid assets to cover 100% of such obligations.

Credit Default Swaps. The Fund may enter into credit default swap transactions.  A credit default swap is an transaction between two parties whereby one party ("buyer") makes an up-front payment or a stream of periodic payments over the term of the swap to the other party ("seller"), provided generally that no event of default or other credit-related event occurs with respect to an Underlying Instrument.  In return, the seller agrees to make payment to the buyer if a credit-related event does occur with respect to an Underlying Instrument. A credit default swap may have as reference obligations one or more securities that are not currently held by the Fund. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors.  If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may (depending on the specific terms of the credit default swap) elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value or elect to receive a cash settlement equal to the notional value of the swap less the current value of the reference obligation.  If the Fund is a buyer, the Fund will confirm and document, on a daily basis, that the Fund has sufficient liquid assets equal to the amount of any premium payment obligations including any payments for early termination. If the Fund is a seller, the Fund will confirm and document, on a daily basis, that the Fund has liquid assets equal to the notional value of the credit default swap.

The Fund may use credit default swap contracts to hedge against the risk of default and/or price movement of the debt of a particular issuer or basket of issuers. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which may reduce the Fund's return.  The Fund may also use credit default swaps for investment/return enhancing purposes.  For example, the Fund may use credit default swaps to replicate the exposure of specific issuers.

Interest Rate Swaps.  The Fund may enter into interest rate swaps for several purposes including  protection against declines in the value of fixed income securities held by the Fund. The Fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.  The Fund may also use interest rate swaps for investment/return enhancing purposes such as positioning the Fund's interest rate exposure in anticipation of changes in the yield curve (the difference in interest rates of fixed income securities of the same credit quality over different maturities).

Options on Swaps.  An option on a swap agreement, or a "swaption," is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a "premium" to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions for various reasons including, but not limited to, to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, or for investment/return enhancing purposes. Swaptions are generally subject to the same risks involved in the Fund's use of options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Options on Securities and Securities Indices

An options contract, which is a type of derivative, is an agreement between two parties in which one gives the other the right, but not the obligation, to buy or sell an Underlying Instrument at a set price ("exercise price" or "strike price") for a specified period of time.  The buyer of an option pays a premium for the opportunity to decide whether to carry out the transaction (exercise the option) when it is beneficial.  The seller (writer) receives the initial premium and is obligated to carry out the transaction if and when the buyer exercises the option.

A call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period.  A put option would entitle the Fund, in return for the premium paid, to sell specified securities during the option period.  The Fund may purchase and write call and put options.  Further, the Fund may invest in both European-style and American-style options. A European-style option is only exercisable immediately prior to its expiration.  American-style options are exercisable at any time prior to the expiration date of the option.

Writing Call Options.  The Fund may write covered call options.  A call option is "covered" if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration or, if additional cash consideration is required, the Fund will confirm that it holds sufficient liquid assets in the requisite amount.  The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price.  The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period.  If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction."  This is accomplished by buying an option of the same series as the option previously written.  A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both.  Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund.  If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option.  The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option.

In addition to covered call options, the Fund may write uncovered (or "naked") call options on securities, including ETFs, and indices; however, SEC rules require that the Fund segregates assets on its books and records with a value equal to the value of the securities or the index that the holder of the option is entitled to call.  Segregated securities cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets.  As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Writing Put Options.  The Fund may write put options.  These options may be "covered" or "naked".  In order for a put option to be covered, the Fund must enter into an offsetting forward contract and/or purchase an offsetting option that, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.  If the put option is naked, the Fund must confirm, on a daily basis, that the Fund has sufficient liquid assets with an aggregate value at least equal to the exercise price of the option.  By writing the put option, the Fund takes the risk that it may be required to purchase the Underlying Instrument at a price in excess of its market value.

Index Options.  The Fund may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund's exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, if a fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, a fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer's obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder.  In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Risks of Transactions in Options.  There are several risks associated with transactions in options on securities and indices.  Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation in value than an investment in the underlying securities themselves.  There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.  In addition, a liquid secondary market for particular options may be absent for reasons which include the following:  there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not be adequate to handle current trading volume at all times; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.  The extent to which the Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code, for qualification of the Fund as a regulated investment company.

Over-the-Counter Options.  The Fund may engage in transactions involving over-the-counter options as well as exchange-traded options.  Certain additional risks are specific to over-the-counter options.  The Fund may engage a clearing corporation to exercise exchange-traded options, but if the Fund purchased an over-the-counter option, it must then rely on the dealer from which it purchased the option if the option is exercised.  Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while over-the-counter options may not.  Consequently, the Fund may generally be able to realize the value of an over-the-counter option it has purchased only by exercising or reselling the option to the dealer who issued it.  Similarly, when the Fund writes an over-the-counter option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option.  There can be no assurance that the Fund will at any time be able to liquidate an over-the-counter option at a favorable price at any time prior to expiration.  In the event of insolvency of the other party, the Fund may be unable to liquidate an over-the-counter option.

The SEC has taken the position that purchased over-the-counter options are illiquid securities.    Accordingly, the Fund will treat over-the-counter options as subject to the Fund's limitation on illiquid securities.  If the SEC changes its position on the liquidity of over-the-counter options, the Fund will change the treatment of such instruments accordingly.

Futures and Options on Futures

A futures contract, which is a type of derivative, is a standardized, exchange-traded contract that obligates the purchaser to take delivery, and the seller to make delivery, of a specified quantity of an Underlying Instrument at a specified price and specified future time.  The Fund may use interest rate, foreign currency, index and other futures contracts, as well as options on futures contracts. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made.  A public market exists in futures contracts covering a number of indices, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the Japanese Yen; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the Euro.  It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and sell (write) call and put futures options, or a combination of the two (a "straddle"). Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets ("initial margin").  The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  The Fund expects to earn taxable interest income on its initial margin deposits.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract.  This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month).  If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  The transaction costs also must be included in these calculations.

Over-the-Counter Derivatives Transactions

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), which was signed into law on July 21, 2010, established a new statutory framework that comprehensively regulated the over-the-counter ("OTC") derivatives markets for the first time.  Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as at the date of this SAI.  Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called "bilateral OTC transactions").  Now certain OTC derivatives contracts are required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities ("SEFs").

Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects.  Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation.  Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Sub-Advisor and verified in appropriate cases.  As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise.  Under CFTC regulations, counterparties of registered swap dealers and major swap participants have the right to elect segregation of initial margin in respect of uncleared swaps.  If a counterparty makes such an election, any initial margin that is posted to the swap dealer or major swap participant must be segregated in individual customer accounts held at an independent third party custodian.  In addition, the collateral may only be invested in certain categories of instruments identified in the CFTC's regulations.  Agreements covering these segregation arrangements must generally provide for consent by both the counterparty and the swap dealer or major swap participant to withdraw margin from the segregated account.  Given these limitations on the use of uncleared swaps collateral, there is some likelihood that the electing counterparty will experience an increase in the costs associated with trading swaps with the relevant swap dealer or major swap participant.  Certain other protections apply to a counterparty to uncleared swaps under the CFTC's regulations even if the counterparty does not elect segregation of its initial margin.  These regulations are fairly recent, and it remains unclear whether they will be effective in protecting initial margin in the manner intended in the event of significant market stress or the insolvency of a swap dealer or major swap participant.

Furthermore, a bilateral OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt.  Any such cancellation may require the Fund to pay a premium to that dealer.  In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. There is also no assurance that the Fund will be able to liquidate a bilateral OTC transaction at any time prior to expiration.

The requirement to execute certain OTC derivatives contracts on SEFs may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing.  However, SEF trading may make it more difficult and costly for the Fund to enter into highly tailored or customized transactions and may result in additional costs and risks.  Market participants such as the Fund that execute derivatives contracts through a SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations.  In addition, the Fund will generally incur SEF or broker intermediary fees when it trades on a SEF.  The Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Fund's transactions on the SEF.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment in the event a company is liquidated, although preferred stock is usually subordinate to the debt securities of the issuer.  Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.  In addition, a fund may receive stocks or warrants as result of an exchange or tender of fixed income securities.

The Fund's investment in preferred stocks is subject to the credit risk related to the financial condition of the issuers of those securities.  Credit ratings attempt to evaluate the safety of principal and dividend or interest payments and do not evaluate the risks of fluctuations in market value.

Convertible Securities

A convertible security is a preferred stock, warrant or other security that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.  A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities.  Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Other Investment Strategies, Policies and Risks

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities, including but not limited to: (i) securities for which there is no readily available market; (ii) securities in which the disposition would be subject to legal restrictions (so called "restricted securities"); and (iii) repurchase agreements having more than seven days to maturity.  However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees (the "Board") or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board has delegated to the Advisor the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board has directed the Advisor to consider to such factors as (a) frequency of trading and availability of quotations; (b) the number of dealers willing to purchase or sell the security and the availability of buyers; (c) the willingness of dealers to be market makers in the security; and (d) the nature of trading activity including (i) the time needed to dispose of a position or part of a position and (ii) offer and solicitation methods.  A considerable period of time may elapse between the Fund's decision to sell such securities and the time when the Fund is able to sell them, during which time the value of the securities could decline.  Illiquid securities will usually be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, more than 15% of the value of the Fund's net assets is invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the "Securities Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.  Restricted securities issued pursuant to Rule 144A under the Securities Act that have a readily available market usually are not deemed illiquid for purposes of this limitation by the Fund.  However, investing in Rule 144A securities could result in increasing the level of the Fund's illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Municipal Bonds

Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency, public authority or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). For example, states, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works, gas, and electric utilities. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality. In addition, certain types of "private activity" bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax.

Purchase and Sale Contracts

Under purchase and sale contracts, another party agrees to sell a security to the Fund and to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement.  A purchase and sale contract differs from a repurchase agreement in that the contract stipulates that securities are owned by the Fund and the Fund receives any interest on the security paid during the period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Some purchase and sale contracts are structured to result in a fixed rate of return insulated from market fluctuations during the term of the agreement, although such return may be affected by currency fluctuations. However, in the event of a default under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund would be dependent upon intervening fluctuations of the market values of the securities underlying the contract and the accrued interest on those securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the default.  Purchase and sale contracts usually cover short periods, such as less than one week, although they may have longer terms. The Fund may not invest in purchase and sale contracts maturing in more than seven days if such investments, together with the Fund's other illiquid investments, would exceed 15% of the Fund's net assets.

Investment Company Securities

The Fund may invest in shares of other investment companies (each, an "Underlying Fund") to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Sections 12(d)(1)(A) and 12(d)(1)(B) of the 1940 Act, the Fund and any companies controlled by the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of such Underlying Fund, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. The Fund may exceed these limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs.

Despite these restrictions, generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, the Fund may acquire securities of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

•
The Fund may own an unlimited amount of the securities of any registered open-end fund or registered unit investment trust that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.

•	The Fund and its "affiliated persons" may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

i.
the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority ("FINRA") applicable to funds of funds;

ii.	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

iii.
the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Acquired funds typically incur fees that are separate from those fees incurred directly by the Fund.  The Fund's purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.  In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks.  The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash.  As a result, the Fund may hold such securities until the Sub-Advisor determines it is appropriate to dispose of them.  Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisors to the registered investment companies in which the Fund invests are made independently of the Fund.  At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund.  As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Real Estate Investment Trusts ("REITs")

REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs are subject to the possibilities of failing to qualify for the favorable federal income tax treatment generally available to them under the Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Repurchase Agreements

The Fund may enter into repurchase agreements with respect to its portfolio securities.  Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Sub-Advisor, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price.  The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security).  Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system.  The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement.  If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement.  Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited.  Repurchase agreements are considered to be loans under the 1940 Act.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends.  Dividends on common stock are not fixed but are declared at the discretion of the issuer.  Common stock generally represents the riskiest investment in a company.  In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease.  Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions.  While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Temporary Investments

The Fund may take temporary defensive measures that are inconsistent with the Fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Sub-Advisor.  Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments.  The Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions.  As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Advisor, with respect to assets so invested.  The Fund may not achieve its investment objectives during temporary defensive periods.

Short-Term Investments

The Fund may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits.  The Fund may acquire certificates of deposit, bankers' acceptances and time deposits in U.S. Dollar or foreign currencies.  Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  The issuers of these short-term instruments which the Fund may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.  If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers.  See "Foreign Investments" above.  Such risks include impact to the Fund from future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged.  In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations.  General economic conditions and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness.  However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment strategies and policies stated above and in the Prospectus, the Fund may invest in interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations.  The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations.  The Fund may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

The Fund's investment in commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-1" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Sub-Advisor to be of comparable quality.  These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations, i.e., credit risk. The Sub-Advisor may actively expose the Fund to credit risk.  However, there can be no guarantee that the Sub-Advisor will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on the Fund.

Borrowing

Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund's shares by increasing the Fund's interest expense. Subject to the limitations described under "Investment Limitations" below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund's assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time.  Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Lending Portfolio Securities

Consistent with applicable regulatory requirements and the Fund's investment restrictions, the Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund's total assets.

A loan may generally be terminated by the borrower on one business day's notice, or by the Fund on five business days' notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

Cyber Security Risk

Investment companies, such as the Fund, and its service providers may be subject to operational and information security risks resulting from cyber attacks.  Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches.  Cyber attacks affecting the Fund or the Adviser, the Sub-Advisor, the Fund's custodian or transfer agent, or intermediaries or other third-party service providers may adversely impact the Fund.  For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund's ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage.  The Fund may also incur additional costs for cyber security risk management purposes.  Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund's investment in such portfolio companies to lose value.

Investment Restrictions

The Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable "vote of the holders of a majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act.  Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" of the Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.  The Fund's investment objective is a non-fundamental policy and may be changed without shareholder approval.

The Fund may not:

1.	Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued, or delayed delivery securities;

2.	Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

3.	With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

4.	Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry or group of industries (other than securities issued by the U.S. Government, its agencies or instrumentalities);

5.	Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (REITs));

6.	Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund's net assets; or

7.	Purchase or sell commodities or commodity futures contracts (although the Fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).

The Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

The Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

MANAGEMENT OF THE FUND

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees.  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Sub-Advisor, co-administrators, distributor, custodian and transfer agent.  The day-to-day operations of the Trust are delegated to its officers, except that the Sub-Advisor is responsible for making day-to-day investment decisions in accordance with the Fund's investment objective, strategies, and policies, all of which are subject to general supervision by the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five years are listed in the table below.  Unless noted otherwise, each person has held the position listed for a minimum of five years. Charles H. Miller, Ashley Toomey Rabun and William H. Young are all of the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act (collectively, the "Independent Trustees").

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
"Independent" Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	79	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996-present).	79	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Board Member Emeritus, NICSA, an investment management trade association (2012 - present).	79	None.
Interested Trustees:
John P. Zader [a] ‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	79	Investment Managers Series Trust II, a registered investment company (includes 11 portfolios).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC, the co-administrator for the Fund (2006 – present).	79	Investment Managers Series Trust II, a registered investment company (includes 11 portfolios).
Officers of the Trust:
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 – June 2014).  Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD [a] (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 – present). Director of Compliance, Unified Fund Services Inc. (2004 – 2007).	N/A	N/A
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 – present).	N/A	N/A
Joy Ausili[b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 – present).	N/A	N/A
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).  Vice President – Compliance, Morgan Stanley Investment Management (2000 – 2009).
			N/A	N/A
a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura:  39 Stratford Square, Boyerstown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an "interested person" of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an "interested person" of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Compensation

Each Independent Trustee and Mr. Zader receives from the Trust a quarterly retainer of $26,000, and $4,000 for each special in-person meeting attended and $1,000 for each telephonic meeting attended at which Board action is taken.  In addition, Ms. Rabun receives an additional annual retainer of $25,000 for serving as Chairperson of the Board; each of Mr. Young and Mr. Miller receives an additional annual retainer of $10,000 for serving as Audit Committee Chair and Valuation Committee Chair, respectively; and Mr. Miller, who serves as Chair of the Nominating and Governance Committee (the "Nominating Committee"), receives a fee of $1,000 for each meeting of that Committee.  The Trust has no pension or retirement plan.  No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position	Aggregate Compensation From the Fund[1]	Pension or Retirement Benefits Accrued as Part of Fund's Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust (71 Funds) Paid to Trustees[1]
Independent Trustees:
Charles H. Miller, Trustee and Nominating Committee and Valuation Committee Chair	$741	None	None	$50,000
Ashley Toomey Rabun, Trustee and Chairperson	$771	None	None	$52,000
William H. Young, Trustee and Audit Committee Chair	$741	None	None	$50,000
Interested Trustee:
John P. Zader, Trustee	$682	None	None	$46,000

1	For the period January 2, 2015 (commencement date) through June 30, 2015.

Mr. Banhazl is not compensated for his service as Trustee because of his affiliation with the Trust.  Officers of the Trust are not compensated by the Fund for their services.

Additional Information Concerning the Board and the Trustees

The current Trustees were selected in November 2007 (January 2008 for Mr. Banhazl) with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.
The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Messrs. Banhazl and Zader, satisfying the criteria for not being classified as an "interested person" of the Trust as defined in the 1940 Act; and, as to Messrs. Banhazl and Zader, their current and former positions with the Trust's co-administrators.  In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:
•
Ms. Rabun has substantial senior executive experience in mutual fund marketing and distribution and serving in senior executive and board positions with mutual funds, including multiple series trusts similar to the Trust.

•	Mr. Miller has significant senior executive experience with respect to marketing and distribution of mutual funds, including multiple series trusts similar to the Trust.

•
Mr. Young has broad senior executive experience with respect to the operations and management of mutual funds and administrative service providers, including multiple series trusts similar to the Trust.

•
Mr. Banhazl has significant experience serving in senior executive and board positions for mutual funds and with respect to the organization and operation of mutual funds and multiple series trusts similar to the Trust.

•	Mr. Zader has substantial experience serving in senior executive positions at mutual fund administrative service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund.  The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has three standing committees:  the Audit Committee, the Nominating Committee, and the Valuation Committee.

•
The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the series' annual audit and any matters bearing on the audit or the series' financial statements and to assist the Board's oversight of the integrity of the series' pricing and financial reporting.  The Audit Committee is comprised of all of the Independent Trustees and is chaired by Mr. Young.  It does not include any Interested Trustees.  The Audit Committee is expected to meet at least twice a year with respect to each series of the Trust.  The Audit Committee met once during the period from January 2, 2015 (commencement date) through June 30, 2015 with respect to the Fund.

The Audit Committee also serves as the Qualified Legal Compliance Committee ("QLCC") for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer.

•
The Nominating Committee is responsible for reviewing matters pertaining to composition, committees, and operations of the Board and meets from time to time as needed. The Nominating Committee will consider nominees properly recommended by the Trust's shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust's Secretary. The Independent Trustees comprise the Nominating Committee, and the Committee is chaired by Mr. Miller. The Nominating Committee did not meet during the period from January 2, 2015 (commencement date) through June 30, 2015 with respect to the Fund.

•
The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed by the Board.  The Valuation Committee is comprised of all the Trustees and is chaired by Mr. Miller, but action may be taken by any one of the Trustees.  The Valuation Committee meets as needed. The Valuation Committee met twice during the period from January 2, 2015 (commencement date) through June 30, 2015 with respect to the Fund.

Independent Trustees comprise 60% of the Board and Ashley Toomey Rabun, an Independent Trustee, serves as Chairperson of the Board.  The Chairperson serves as a key point person for dealings between the Trust's management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust's co-administrators.  The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Fund in the interests of shareholders, the Board among other things oversees risk management of the Fund's investment programs and business affairs directly and through the Audit Committee.  The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures.

The Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund.  Under the overall supervision of the Board, the Advisor, Sub-Advisor and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.  Various personnel, including the Trust's Chief Compliance Officer ("CCO"), the Advisor's management, and other service providers (such as the Fund's independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management.  The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund's investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information.  As a result of the foregoing and other factors, the Board's risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees

Certain information regarding ownership by the Trustees of the Fund and other series of the Trust, as of December 31, 2014, is set forth in the following table.

Name of Trustee	Dollar Range of Equity Securities in the Fund ($)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies ($)
Independent Trustees:
Charles H. Miller	None	$1-$10,000
Ashley Toomey Rabun	None	$1-$10,000
William H. Young	None	None
Interested Trustees:
John P. Zader	None	None
Eric M. Banhazl	None	$50,001-$100,000

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any class of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

Control and Principal Shareholders	% of Total Outstanding Shares of Class as of October 2, 2015
AAM/HIMCO Unconstrained Bond Fund
Class I
Hartford Accident & Indemnity Co. Hartford, CT 06155	97.09%

As of October 2, 2015, the Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund. Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Advisor, Sub-Advisor, the Fund's distributor, IMST Distributors, LLC (the "Distributor"), or any of their respective affiliates.

The Advisor

Advisors Asset Management, Inc. ("AAM" or the "Advisor"), located at 18925 Base Camp Road, Suite 203, Monument, Colorado 80132, acts as investment advisor to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Advisor is 100% owned by AAM Holdings, Inc.

Pursuant to the terms of the Advisory Agreement, the Advisor provides the Fund with investment advice, makes recommendations with respect to the selection and continued employment of sub-advisors to manage the Fund's assets, performs diligence on and monitors any such sub-advisors, investment performance and adherence to compliance procedures, and oversees the investments made by the sub-advisors. The Advisor also continuously monitors the Sub-Advisor's compliance with the Fund's investment objective, policies and restrictions. Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Fund.

The Advisory Agreement will remain in effect for an initial two-year period. After the initial two-year period, the Advisory Agreement will continue in effect with respect to a Fund from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund's outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund, upon giving the Advisor 60 days' notice when authorized either by a majority vote of the Fund's shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of the Fund's average daily net assets specified in the Prospectus.

Sub-Advisor

The Advisor has entered into a sub-advisory agreement with Hartford Investment Management Company ("HIMCO" or the "Sub-Advisor") with respect to the Fund (the "Sub-Advisory Agreement"). The Sub-Advisor is a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford").

The Advisor compensates the Sub-Advisor out of the investment advisory fees the Advisor receives from the Fund. The Sub-Advisor makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Advisor.

The Sub-Advisory Agreement will remain in effect for an initial two-year period. After the initial two-year period, the Sub-Advisory Agreement will continue in effect from year to year only as long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Agreement or interested persons of the Advisor or the Sub-Advisor or the Trust. The Sub-Advisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Fund, or by the Sub-Advisor or the Advisor, upon 60 days' written notice to the other party. Additionally, the Sub-Advisory Agreement automatically terminates in the event of its assignment. The Sub-Advisory Agreement provides that the Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Sub-Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Sub-Advisor of its duties under the Sub-Advisory Agreement.

Fund Expenses

The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund's shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund's independent trustees; insurance (including trustees' and officers' errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund's custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan; compensation and expenses of trustees; any litigation expenses; and costs of shareholders' and other meetings.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding, any taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.05%, 1.80%, and 0.80% of the average daily net assets of Class A, Class C and Class I shares of the Fund. This agreement is effective until October 31, 2016, and it may be terminated before that date only by the Board of Trustees. In addition, the Advisor has agreed to voluntarily waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.25%, 1.00% and 0.00% on the capital used to seed the Fund's Class A, Class C and Class I Shares, respectively. The Advisor will not seek recoupment of the voluntary advisory fees waived and/or reimbursement of expenses with the exception of the situation described in the following paragraph.
Any contractual reduction in advisory fees or payment of the Fund's expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period ending three full fiscal years from the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from the Fund if the aggregate amount of operating expenses for such fiscal year, as accrued each month, does not exceed the lesser of (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund's expenses, or (b) the limitation on Fund expenses at the time of the request. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund. Any such reimbursement is contingent upon the Board's subsequent review and ratification of the reimbursed amounts. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

The Fund paid the following advisory fees to the Advisor:

	Advisory Fees Accrued	Advisory Fees Waived	Advisory Fee Retained
For the period January 2, 2015 (commencement date) through June 30, 2015	$151,927	$151,927	$0

The Advisor paid the following sub - advisory fees to the Sub - Advisor:

Sub-Advisory Fees
For the period January 2, 2015 (commencement date) through June 30, 2015	$0

Portfolio Managers

Other Accounts Managed by the Portfolio Managers. As of June 30, 2015, information on other accounts managed by the Fund's portfolio managers is as follows.

Christopher Zeppieri
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets ($ in millions)
Registered Investment Companies	0	0	0	0
Other Pooled Investments	1	$53.5	0	0
Other Accounts	5	$776.0	0	0

Ira Edelblum
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets ($ in millions)
Registered Investment Companies	0	0	0	0
Other Pooled Investments	2	$142.3	0	0
Other Accounts	2	$295.0	0	0

Antony Wood
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets ($ in millions)
Registered Investment Companies	0	0	0	0
Other Pooled Investments	1	$53.5	0	0
Other Accounts	0	0	0	0

Christopher Heller
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets ($ in millions)
Registered Investment Companies	0	0	0	0
Other Pooled Investments	2	$142.3	0	0
Other Accounts	3	$325.0	0	0

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio manager, the Sub-Advisor will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Sub-Advisor's trade allocation policy.

Compensation. Each portfolio manager receives a compensation package consisting of three components, base salary from the Sub-Advisor, an annual discretionary cash bonus, and long-term incentive compensation in the form of equity-based awards. The annual discretionary bonus provides cash bonuses dependent upon the combined financial performance of The Hartford and HIMCO, along with individual achievement. The long-term incentive plan provides an opportunity for portfolio managers to be rewarded in the future based on the performance of HIMCO and the broader success of The Hartford. Long-term awards are delivered primarily in the form of restricted stock units of The Hartford. Restricted stock units represent a contingent right to receive shares of The Hartford's common stock. Compensation of the Fund's portfolio managers is not discretely related to the Fund's performance nor is such compensation based on the value of the assets held by the Fund.

Ownership of the Fund by the Portfolio Managers. The following chart sets forth the dollar range of Fund shares owned by each portfolio manager in the Fund as of June 30, 2015.

Name of Portfolio Manager	Dollar Range of Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)
Christopher Zeppieri	$10,001 - $50,000
Ira Edelblum	$10,001 - $50,000
Antony Wood	$10,001 - $50,000
Christopher Heller	$10,001 - $50,000

Service Providers

Pursuant to a Co-Administration Agreement (the "Co-Administration Agreement"), UMB Fund Services, Inc. ("UMBFS"), 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC ("MFAC"), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the "Co-Administrators"), act as co-administrators for the Fund. The Co-Administrators provide certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Fund; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator's willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

As compensation for their services, the Fund pays the Co-Administrators an administration fee payable monthly at the annual rate set forth below as a percentage of the Fund's average daily net assets:

Net Assets	Rate
First $150 million	0.10%
Next $100 million	0.08%
Thereafter	0.05%

The Fund paid the following co-administrator fees:

Co-Administration Fees
For the period January 2, 2015 (commencement date) through June 30, 2015	$17,419

UMBFS also acts as the Trust's fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

UMB Bank, n.a. (the "Custodian"), an affiliate of UMBFS, is the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses. The Custodian's address is 928 Grand Boulevard, Kansas City, Missouri 64106. The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Fund.

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund. Its services include auditing the Fund's financial statements and the performance of related tax services.

Morgan, Lewis & Bockius LLP ("Morgan Lewis"), 355 South Grand Avenue, Suite 4400, Los Angeles, California 90071, serves as counsel to the Trust and provides counsel on legal matters relating to the Fund. Morgan Lewis also serves as independent legal counsel to the Independent Trustees.

Distribution Agreement

IMST Distributors, LLC is the distributor (also known as the principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of FINRA. The Distributor is not affiliated with the Trust, the Advisor, the Sub-Advisor or any other service provider for the Fund.

Under a Distribution Agreement with the Trust dated January 1, 2013 (the "Distribution Agreement"), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund "supermarket" platform arrangements, the Fund and/or the Advisor, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary's procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Advisor pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund's outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on no less than 60 days' written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor's obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor's willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Rule 12b-1 Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") that provides for Fund assets to be used for the payment for distribution services for Class A and Class C shares. The 12b-1 Plan provides alternative methods for paying sales charges and may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale. The 12b-1 Plan also provides for the payment of service fees in connection with the provision of post-sales shareholder liaison services to holders of Class A and Class C shares, as defined in FINRA regulations, including personal services such as responding to customer inquiries, and services related to the maintenance of shareholder accounts. Because 12b-1 fees are paid out of Fund assets attributable to Class A and Class C shares on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The 12b-1 Plan provides that the distribution fees paid by Class A and Class C shares of the Fund may be used to pay for any expenses primarily intended to result in the sale of shares of such Class, including, but not limited to: (a) costs of payments, including incentive compensation, made to agents for and consultants to the Distributor or the Trust, including pension administration firms that provide distribution services and broker-dealers that engage in the distribution of the shares of such Class of the Fund; (b) payments made to, and expenses of, persons who provide support services in connection with the distribution of shares of such Class of the Fund; (c) payments made pursuant to any dealer agreements between the Distributor and certain broker-dealers, financial institutions and other service providers with respect to such Class of the Fund; (d) costs relating to the formulation and implementation of marketing and promotional activities; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of such Class of the Fund; (f) costs involved in preparing, printing and distributing sales literature pertaining to such Class of the Fund; (g) costs involved in obtaining such information, analyses and reports with respect to marketing and promotional activities that the Trust may deem advisable with respect to such Class of the Fund; and (h) reimbursement to the Advisor for expenses advanced on behalf of the Fund or Class with respect to such activities. The 12b-1 Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred. The Distributor does not retain any 12b-1 fees for profit. All 12b-1 fees are held in a retention account by the Distributor to pay for and/or reimburse the Advisor for distribution-related expenditures.

The 12b-1 Plan may not be amended to materially increase the amount to be paid by the Fund's Class A and Class C shares for distribution services without the vote of a majority of the outstanding voting securities of such shares. The 12b-1 Plan shall continue in effect indefinitely with respect to a Class, provided that such continuance is approved at least annually by a vote of a majority of the Trustees, including the Independent Trustees, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of such Class. The 12b-1 Plan may be terminated with respect to a Class at any time without penalty by vote of a majority of the Independent Trustees or by vote of the majority of the outstanding voting securities of such Class.

If the 12b-1 Plan is terminated for the Fund's Class A and Class C shares in accordance with its terms, the obligation of the Fund to make payments pursuant to the 12b-1 Plan with respect to such Class will cease and the Fund will not be required to make any payments past the termination date. Thus, there will be no legal obligation for the Fund to pay any expenses incurred by the Distributor other than for fees already payable under the 12b-1 Plan, if the 12b-1 Plan is terminated in accordance with its terms for any reason.

The Fund did not make payments under the 12b-1 plan for the period January 2, 2015 (commencement date) through June 30, 2015.

Shareholder Service Plan

The Board has adopted, on behalf of the Fund, a Shareholder Service Plan (the "Service Plan") under which the Advisor will provide, or arrange for others (such as banks, trust companies, broker-dealers and other financial intermediaries (each, a "Service Organization")) to provide, certain specified non-distribution shareholder servicing functions for Fund shares owned by its respective customers, including but not limited to (a) establishing and maintaining accounts and records relating to customers who invest in the Fund; (b) aggregating and processing orders involving Fund shares; (c) processing dividend and other distribution payments from the Fund on behalf of customers; (d) preparing tax reports or forms on behalf of customers; (e) forwarding communications from the Fund; (f) providing sub-accounting with respect to Fund shares; (g) providing customers with a service that invests the assets of their accounts in Fund shares pursuant to specific or pre-authorized instructions; and (h) providing such other similar services as the Advisor may reasonably request to the extent it or a Service Organization is permitted to do so under applicable statutes, rules or regulations. The Fund will pay the Advisor or Service Organizations, as applicable, at an annual rate of up to 0.10% of the Fund's average daily net assets, payable monthly. For the period January 2, 2015 (commencement date) through June 30, 2015, the Fund paid $5,910 in shareholder servicing fees.

Marketing and Support Payments

The Advisor, out of its own resources and without additional cost to the Fund or its shareholders, may provide cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. These payments are in addition to other fees described in the Fund's Prospectus and this SAI, and are generally provided for shareholder services or marketing support. Payments for marketing support are typically for inclusion of the Fund on sales lists, including electronic sales platforms. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Fund.

Dealer Reallowances

The Fund's shares are subject to a sales charge that includes a dealer reallowance, which varies depending on how much the shareholder invests. The Distributor pays the appropriate dealer reallowance to dealers who have entered into an agreement with the Distributor to sell shares of the Fund. The Advisor's affiliated broker-dealer, may receive sales charges from the Distributor for activities relating to the marketing of the Fund's shares pursuant to a wholesaling agreement with the Distributor. More detailed information on the sales charge and its application is contained in the Prospectus.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement and Sub-Advisory Agreement, the Advisor and Sub-Advisor determine which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund's portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor and Sub-Advisor will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor and Sub-Advisor that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services. Each of the Advisor and the Sub-Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement and Sub-Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

While it is the Fund's general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund, the Advisor or the Sub-Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor or Sub-Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor or Sub-Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor's or Sub-Advisor's overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts that may be managed or advised by the Advisor or Sub-Advisor. Nevertheless, it is possible that at times, identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client accounts in the same issuer may vary and the holding period may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Advisor's or Sub-Advisor other client accounts.

The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers for selling shares of the Fund. However, broker-dealers who execute brokerage transactions may affect purchase of shares of the Fund for their customers.

The Fund paid the following brokerage commissions:

Broker Commissions ($)
For the period January 2, 2015 (commencement date) through June 30, 2015	$4,204

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Sub-Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed at ordinary income tax rates for federal income tax purposes.

The Fund's portfolio turnover rate for the period January 2, 2015 (commencement date) through June 30, 2015 was 78%.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (the "Trust Policies") on behalf of the Trust, which delegates the responsibility for voting the Fund's proxies to the Advisor and Sub-Advisor, as applicable, subject to the Board's continuing oversight. The Trust Policies require that the Advisor and Sub-Advisor vote proxies received in a manner consistent with the best interests of the Fund. The Trust Policies also require the Advisor and Sub-Advisor present to the Board, at least annually, the Advisor's and Sub-Advisor's Proxy Voting Policies and Procedures (the "Advisor's Policies") and a record of each proxy voted by the Advisor or Sub-Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor and Sub-Advisor as involving a conflict of interest. See Appendix B for the Advisor's Policies and the Trust Policies. The Trust Policies and the Advisor's Policies are intended to serve as a guideline and to further the economic value of each security held by the Fund. The Trust's CCO will review the Advisor's Policies and the Trust Policies on a regular basis. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Advisor's or Sub-Advisor's interests and the Fund's interests, the Advisor or Sub-Advisor will resolve the conflict by following the Advisor's or Sub-Advisor's policy guidelines or the recommendation of an independent third party.

The Fund is required to annually file Form N-PX, which lists the Fund's complete proxy voting record for the 12-month period ending June 30 of each year. Once filed, the Fund's proxy voting record will be available without charge, upon request, by calling toll-free 1-888-966-9661 and on the SEC's web site at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Fund's transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control ("OFAC"), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings information (the "Disclosure Policy"). The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Trust. The Disclosure Policy applies to the Fund, Advisor, Sub-Advisor and other internal parties involved in the administration, operation or custody of the Fund, including, but not limited to UMBFS, MFAC, the Board of Trustees, counsel to the Trust and Independent Trustees, Morgan, Lewis and Bockius LLP, and the Fund's independent registered public accounting firm, Tait, Weller & Baker LLP (collectively, the "Service Providers"). Pursuant to the Disclosure Policy, non-public information concerning the Fund's portfolio holdings may be disclosed to its Service Providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Advisor to the Fund's shareholders. The Fund and its Service Providers may not receive compensation or any other consideration which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Advisor, Sub-Advisor or any affiliated person of the Advisor or Sub-Advisor in connection with the disclosure of portfolio holdings information of the Fund. The Fund's Disclosure Policy is implemented and overseen by the CCO of the Trust, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Trust's Board.

Portfolio holdings information will be deemed public when it has been (1) posted to the Fund's public website (www.aammutualfunds.com) or (2) disclosed in periodic regulatory filings on the SEC's website (www.sec.gov). Management of the Fund may make publicly available its portfolio holdings on the Fund's public website no earlier than five days after the date of such information (e.g., information as of January 31 may be made available no earlier than February 5).

Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, the Fund or its Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below. These third parties include: (i) the Fund's Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Fund (e.g., custodians, accountants, the Advisor, the Sub-Advisor, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Fund, (iii) evaluation service providers (as described below) and (iv) shareholders receiving in-kind redemptions (as described below).

Evaluation Service Providers. These third parties include mutual fund evaluation services, such as Morningstar, Inc. and Lipper, Inc., if the Fund has a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Fund or its authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Fund's non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or its Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

Shareholder In-Kind Distributions. The Fund may, in certain circumstances, pay redemption proceeds to a shareholder by an in-kind distribution of portfolio securities (instead of cash). In such circumstances, pursuant to the Disclosure Policy, Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information and not to trade portfolio securities based on the non-public holdings information.

Other Entities. Pursuant to the Disclosure Policy, the Fund or the Advisor may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO of the Trust. The CCO will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph. There are no other ongoing arrangements as of the date of this SAI.

Current Arrangements Regarding Disclosure of Portfolio Holdings. As of the date of this SAI, the Trust or the Fund has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) the Advisor, the Sub-Advisor, the Trust's Co-Administrators and UMB Bank (the "Custodian") pursuant to investment management, administration and custody agreements, respectively, under which the Trust's portfolio holdings information is provided daily on a real-time basis (i.e. with no time lag); (ii) Tait, Weller & Baker, LLP (independent registered public accounting firm), Morgan, Lewis & Bockius LLP (attorneys) and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, and (iii) Morningstar, Inc., Lipper Inc., Thomson Financial, Vickers Stock Research Corporation, and Bloomberg L.P., to which the Fund's portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than the date such information is filed on the SEC's EDGAR system on Form N-Q (for the first and third fiscal quarters) or the Annual or Semi-Annual Report is mailed to shareholders (for the second and fourth fiscal quarters), as applicable.

In addition, the Fund has entered into ongoing arrangements to disclose portfolio holdings to the following entities:

•	Barclays Capital Inc. (POINT software)
•	BlackRock Solutions
•	Citigroup (Yield Book software)
•	Cognizant Technology Solutions
•	Factset Research Systems Inc.
•	Glass Lewis & Company
•	Markit ECM (CADIS Software Limited)
•	Markit Group (Quantitative Services Group LLC)
•	SS&C Technologies
•	TerraNua/MyComplianceOffice
•	TATA Consulting

Portfolio holdings are disclosed on a daily basis to BlackRock Solutions, TerraNua/MyComplianceOffice, FactSet Research Systems Inc., Glass Lewis & Co., and Markit Group (Quantitative Services Group LLC). Portfolio holdings are disclosed to Barclays Capital Inc. (POINT software), Markit EDM (CADIS Software Limited), Citigroup (Yield Book software), and TATA Consulting periodically, as needed, with no delay. Cognizant Technology Solutions and SS&C Technologies are information technology consultants that may access daily holdings information as needed.

DETERMINATION OF NET ASSET VALUE

The net asset values per share (the "NAVs") of the Fund's shares will fluctuate and are determined as of the close of regular trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. Eastern Time) each business day. The NAVs may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV of each class is computed by dividing (a) the difference between the value of the Fund's securities, cash and other assets and the amount of the Fund's expenses and liabilities attributable to the class by (b) the number of shares outstanding in that class (assets – liabilities / # of shares = NAV). Each NAV takes into account all of the expenses and fees of that class of the Fund, including management fees and administration fees, which are accrued daily.

Net Assets	=	NAV
Shares Outstanding

An example of how the Fund calculated the NAV as of June 30, 2015 is as follows:

Class I Shares
$52,719,726	=	$10.04
5,248,677

The Fund currently expects that two additional classes of shares (the A Class and C Class) will be made available within 12 months of the Fund's inception.

Generally, the Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust's Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service, and 4) other factors as necessary to determine a fair value under certain circumstances.

The Fund's securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation ("NASDAQ"), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Stocks that are "thinly traded" or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security's value is based on "fair value" as determined by procedures adopted by the Board. The Board will periodically review the reliability of the Fund's fair value methodology. The Fund may hold portfolio securities, such as those traded on foreign securities exchanges that trade on weekends or other days when the Fund's shares are not priced. Therefore, the value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Fund's Prospectus. Shares of the Fund are sold at the next offering price calculated after receipt of an order for purchase. In order to purchase shares of the Fund, you must invest the initial minimum investment for the relevant class of shares. However, the Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing orders with the Fund.

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of the Fund within a calendar year). Furthermore, the Fund may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than seven calendar days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists affecting the sale of the Fund's securities or making such sale or the fair determination of the value of the Fund's net assets not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of the Fund's shareholders. In addition, if shares are purchased using a check and a redemption is requested before the check has cleared, the Fund may postpone payment of the redemption proceeds up to 15 days while the Fund waits for the check to clear.

Redemptions In Kind. The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (the lesser of (i) $250,000 or (ii) 1% of the Fund's assets). The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by an in-kind distribution of portfolio securities (instead of cash). The securities so distributed would be valued at the same amounts as those assigned to them in calculating the NAV for the Fund shares being redeemed. If a shareholder receives an in-kind distribution, the shareholder could incur brokerage or other charges in converting the securities to cash.

In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders' ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

FEDERAL INCOME TAX MATTERS

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund is treated as a separate entity from other series of the Trust for federal income tax purposes. The Fund has elected to be treated and intends to qualify each year for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code by complying with all applicable requirements of the Internal Revenue Code, including, among other things, requirements as to the sources of the Fund's income, diversification of the Fund's assets and timing of Fund distributions. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more "qualified publicly traded partnerships;" and (c) distribute an amount equal to the sum of at least 90% of its investment company taxable income (computed without regard to the dividends-paid deduction) and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders provided that it satisfies a minimum distribution requirement. In order to also avoid liability for a non-deductible federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period generally ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. The Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders. The Fund's policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) for each fiscal year in a manner that complies with the distribution requirements of the Internal Revenue Code, so that the Fund will not be subject to any federal income or excise taxes.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company or were to fail to meet certain minimum distribution requirements under the Internal Revenue Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, including any distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

Shareholders generally will be subject to federal income taxes on distributions made by the Fund whether paid in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, generally will be taxable to shareholders as ordinary income. Distributions of qualified dividend income generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund reports the amount distributed as qualified dividend income.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund's investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of the Fund's gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose.

Dividends paid by the Fund may qualify in part for the dividends received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Internal Revenue Code are satisfied. The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. Eligibility for qualified dividend income treatment and the dividends received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

Distributions of net capital gain, if any, that a Fund reports as capital gain dividends will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund. The Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

Distributions in excess of earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder's basis in his or her Fund shares. A distribution treated as a return of capital will reduce the shareholder's basis in his or her shares, which will result in an increase in the amount of gain (or a decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on a later sale of such shares. After the shareholder's basis is reduced to zero, any distributions in excess of earnings and profits will be treated as a capital gain, assuming the shareholder holds his or her shares as capital assets.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a "surviving spouse" for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder's net investment income.

Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the federal alternative minimum tax. In addition, certain distributions made after the close of a taxable year of the Fund may be "spilled back" and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company's undistributed income and gain subject to the 4% excise tax described above, such "spilled back" dividends are treated as paid by the regulated investment company when they are actually paid.

A redemption of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares are held for more than one year, and as a short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon a redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the Fund or substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service (the "IRS") a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.

The Fund's transactions in options and other similar transactions, such as futures, may be subject to special provisions of the Internal Revenue Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund's securities, affect whether distributions will be eligible for the dividends received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require the Fund to "mark-to-market" certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. The Fund will monitor these transactions and will make the appropriate entries in its books and records, and if the Fund deems it advisable, will make appropriate elections if available in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

The Fund's transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts are generally considered "Section 1256 contracts" for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

The Fund's entry into a short sale transaction, an option or certain other contracts, such as futures, could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes. Therefore, the Fund may have to sell portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to undertake leverage by borrowing cash, to satisfy these distribution requirements. Dispositions of portfolio securities may result in additional gains and additional distribution requirements.

If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. So long as the Fund qualifies for treatment as a regulated investment company and incurs "qualified foreign taxes," if more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the Fund's shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either to deduct his/her proportionate share of such foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

Shareholders who do not itemize deductions for U.S. federal income tax purposes will not be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If the Fund makes the election to pass through qualified foreign taxes and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Internal Revenue Code or of any other income realized by the Fund that is deemed, under the Internal Revenue Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder's particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. The Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

Foreign exchange gains or losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Internal Revenue Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

The Fund may purchase the securities of certain foreign companies called passive foreign investment companies ("PFICs"). PFICs may be the only or primary means by which the Fund may invest in some countries. If the Fund invests in PFICs, it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend to shareholders. Additional charges in the nature of interest may be imposed on either the Fund or shareholders with respect to deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. A "qualified electing fund" election or a "mark to market" election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. In order for the Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments.

The Fund is required to withhold (as "backup withholding") a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is 28%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Ordinary dividends and certain other payments made by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or a lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or a lower treaty rate).

The 30% withholding tax described in the preceding paragraph generally will not apply to distributions of net capital gain or to redemption proceeds. For Fund taxable years beginning before January 1, 2015, this 30% withholding tax will also not apply to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund's "qualified net interest income," or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund's "qualified short-term gain." "Qualified net interest income" is the Fund's net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for an exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to the Fund's distributions payable to such entities after June 30, 2014 (or, in certain cases, after later dates) and redemptions and certain capital gain dividends payable to such entities after December 31, 2016. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

This discussion and the related discussion in the Prospectus have been prepared by management of the Fund, and counsel to the Trust has expressed no opinion in respect thereof.

Shareholders and prospective shareholders of the Fund should consult their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situations.

DIVIDENDS AND DISTRIBUTIONS

The Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund's net investment income, substantially all of which will be declared as dividends to the Fund's shareholders.

The amount of income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held for less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any available carryover of capital losses), although a distribution from capital gains, will be distributed to shareholders with and as a part of the income dividends paid by the Fund and will be taxable to shareholders as ordinary income for federal income tax purposes. If during any year the Fund realizes a net gain on transactions involving investments held for more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses available to be carried over) generally will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund's shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by the Fund reduces the Fund's NAVs on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder will generally be taxable, even if it effectively represents a partial return of the shareholder's capital.

Dividends and other distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the transfer agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the transfer agent has received the written request.

The Fund's investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

GENERAL INFORMATION

Investment Managers Series Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005. The Trust has a number of outstanding series of shares of beneficial interest, each of which represents interests in a separate portfolio of securities.

The Trust's Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Fund, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the series. The assets belonging to a series is charged with the liabilities in respect of that series and all expenses, costs, charges and reserves attributable to that series only. Therefore, any creditor of any series may look only to the assets belonging to that series to satisfy the creditor's debt. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as pertaining to any particular series are allocated and charged by the Trustees to and among the existing series in the sole discretion of the Trustees. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund's liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

The Trust may offer more than one class of shares of any series. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. With respect to the Fund, the Trust currently offers three classes of shares: Class A, Class C and Class I. It is expected that two additional classes of shares (the A Class and C Class) will be made available within 12 months of the Fund's inception. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust, which are not attributable to a specific series or class, are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares issued do not have pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.

The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record. Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Trust and sending the communication to 2220 E. Route 66, Suite 226, Glendora, California 91740. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Fund or is otherwise immaterial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust has also entered into an indemnification agreement with each Trustee which provides that the Trust shall advance expenses and indemnify and hold harmless the Trustee in certain circumstances against any expenses incurred by the Trustee in any proceeding arising out of or in connection with the Trustee's service to the Trust, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act and the 1940 Act, and which provides for certain procedures in connection with such advancement of expenses and indemnification.

The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Trust, the Advisor and the Sub-Advisor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Fund.

FINANCIAL STATEMENTS

Incorporated by reference herein is the Fund's Annual Report to shareholders for the period January 2, 2015 (commencement date) through June 30, 2015_which includes the "Report of Independent Registered Public Accounting Firm", "Schedule of Investments", "Statement of Assets and Liabilities", "Statement of Operations", "Statements of Changes in Net Assets", "Financial Highlights" and "Notes to Financial Statements". A copy of the Fund's Annual Report can be obtained at no charge by calling 1-888-966-9661 or writing the Fund.

APPENDIX A
 DESCRIPTION OF SECURITIES RATINGS

In the case of "split-rated" securities or loans (i.e., securities or loans assigned non-equivalent credit quality ratings, such as Baa by Moody's but BB by S&P or Ba by Moody's and BB by S&P but B by Fitch), the Sub-Advisor will determine whether a particular security or loan is considered investment grade or below-investment grade for the Fund as follows: (a) if all three credit rating agencies have rated a security or loan the median credit rating is used for this determination; (b) if only two credit rating agencies have rated a security, the lower (e.g., most conservative) credit rating is used; and (c) if only one credit rating agency has rated a security that agency's rating is used.

Standard & Poor's Corporation

A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

Long-Term Debt

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation; and

3.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

AAA	Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A	Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating

Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB	Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B	Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

CCC	Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

CC	The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C	The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	The rating "CI" is reserved for income bonds on which no interest is being paid.

D	Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

r	The letter "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L	The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR	Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

*	Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated "B" are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D	Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.

S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Preferred Securities

AAA	This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA	A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A	An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB	An issue rated BBB is regarded as backed by an adequate capacity to pay preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

BB	As issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc.

A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Long-Term Debt

The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

Aaa	Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issuer.

Aa	Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A	Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba,	B, Caa, Ca, and C Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

Con. (---) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P)	When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

Short-Term Loans

MIG 1/VMIG 1             This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2             This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3            This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4             This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G.	This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-	Leading market positions in well-established industries.

-	High rates of return on Funds employed.

-	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

-	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Preferred Securities Ratings

aaa	Preferred stocks which are rated "aaa" are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa	Preferred stocks which are rated "aa" are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a	Preferred stocks which are rated "a" are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa	Preferred stocks which are rated "baa" are judged over-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba	Preferred stocks which are rated "ba" are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

APPENDIX B

 PROXY VOTING POLICIES AND PROCEDURES

INVESTMENT MANAGERS SERIES TRUST
PROXY VOTING POLICIES AND PROCEDURES

Investment Managers Series Trust (the "Trust") is registered as an open-end investment company under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust offers multiple series (each a "Fund" and, collectively, the "Funds"). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the "Proxy Rule"), the Board of Trustees of the Trust (the "Board") has adopted this proxy voting policy on behalf of the Trust (the "Policy") to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds' shareholders.

Delegation of Proxy Voting Authority to Fund Advisors

The Board believes that the investment advisor of each Fund (each an "Advisor" and, collectively, the "Advisors"), as the entity that selects the individual securities that comprise its Fund's portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust shall therefore defer to, and rely on, the Advisor of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.

The Trust hereby designates the Advisor of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund's investment portfolio. Consistent with its duties under this Policy, each Advisor shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Advisor shall perform these duties in accordance with the Advisor's proxy voting policy, a copy of which shall be presented to this Board for its review. Each Advisor shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund or an Advisor has a web site, a copy of the Advisor's proxy voting policy and this Policy may be posted on such website. A copy of such policies and of each Fund's proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund's toll-free telephone number as printed in the Fund's prospectus. The Trust's administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Advisor shall provide a complete voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as advisor, to the Trust's co-administrator within 15 days following the end of each calendar quarter. The Trust's co-administrator, MFAC will file a report based on such record on Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

HARTFORD INVESTMENT MANAGEMENT COMPANY

PROXY VOTING POLICIES AND GUIDELINES

Investment Managers Series Trust (the "Trust") has granted to Hartford Investment Management Company ("HIMCO") the authority to vote proxies on its behalf with respect to the AAM/HIMCO Unconstrained Bond Fund (the "Fund") to which HIMCO serves as sub-advisor. HIMCO's goal is to vote proxies in what it believes are the best economic interests of its clients, free from conflicts of interest. The Proxy Voting Committee of HIMCO has determined that this goal is best achieved by retaining the services of Glass Lewis & Co., LLC, an independent research firm that provides proxy voting services to institutional clients and has developed best practices in corporate governance consistent with the best interest of investors ("Glass Lewis").

In general, all proxies received from issuers of securities held in client accounts are referred to Glass Lewis for its analysis and recommendation as to each matter being submitted for a vote. Glass Lewis reviews such proxy proposals and makes voting recommendations in accordance with its proxy voting guidelines. These guidelines address a wide variety of topics, including among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers and various shareholder proposals. HIMCO has concluded that the Glass Lewis guidelines are substantially in accord with HIMCO's own philosophy regarding appropriate corporate governance and conduct. In most cases, securities will be voted in accordance with Glass Lewis' voting recommendations, but HIMCO may deviate from Glass Lewis's recommendations on specific proxy proposals. To ensure that no voting decision is influenced by a conflict of interest, a portfolio manager who intends to vote contrary to a Glass Lewis recommendation must notify HIMCO's Proxy Committee of such intent, and obtain its approval before voting.

The Proxy Voting Committee evaluates the performance of Glass Lewis at least annually.

Material Conflict of Interest Identification and Resolution Processes

While it is HIMCO's general policy to follow the Proxy Voting Guidelines and recommendations of Glass Lewis, HIMCO retains the authority on any particular proxy to vote differently from the Proxy Voting Guidelines or a related Glass Lewis recommendation. However, such decisions are subject to review and approval to ensure that the decision is not influenced by any conflict of interest.

In certain circumstances, one or more HIMCO portfolio managers may disagree with and elect to diverge from Glass Lewis' recommendation. It is also possible, that with respect to a particular vote, a HIMCO portfolio manager may wish to vote proxies in accordance with Glass Lewis' recommendation for certain of its clients and differently for other clients with different investment objectives, risk profiles, or time horizons. In each such case, the portfolio manager in question must notify HIMCO's Proxy Voting Committee of such an election and obtain approval before voting or instructing Glass Lewis to vote any proxies.

Where Glass Lewis does not cover a company or otherwise cannot recommend a vote, or the Portfolio Manager does not want to vote with the Glass Lewis recommendation, the Portfolio Manager will inform HIMCO's Chief Compliance Officer (or his/her designee) of such fact and give his/her recommendation as to how the proxy should be voted. The Chief Compliance Officer will then conduct a conflicts investigation on behalf of the Proxy Voting Committee and report the findings to the members. If the Proxy Voting Committee determines that no conflict exists (or that any conflict is immaterial) the portfolio manager may vote the proxy. If the Proxy Voting Committee determines that a conflict of interest exists, the portfolio manager will not be permitted to vote the proxy and will either refer the matter to his or her client and recommend that they vote the proxy themselves or vote the proxy in accordance with Glass Lewis' recommendation.

Compliance will record and maintain minutes for the Proxy Committee meetings to document the factors that were considered to evidence that there was a reasonable basis for the Proxy Committee's decision. Potential conflicts of interest may include:

•	The portfolio manager responsible for voting a proxy has identified a personal or business interest either in a company soliciting proxies or in the outcome of a shareholder vote; or
•	The responsible portfolio manager has identified that he or she is related to an incumbent director or a candidate seeking a seat on the board; or
•	A current HIMCO client is affiliated with the company soliciting the proxy or has communicated its view to HIMCO on an impending proxy vote; or
•	The proxy relates to The Hartford Financial Services Group, Inc.; or
•
A third party (including an affiliate or parent company) with an interest in the outcome of a shareholder vote has attempted to influence either HIMCO or the portfolio manager responsible for voting the proxy; or

•	A company with respect to which the proxy is being solicited is on HIMCO's Restricted List.

In addition, Glass Lewis has adopted "Conflicts Avoidance Procedures" which are intended to ensure that, when preparing its proxy voting recommendations, conflicts of interest do not arise regarding Glass Lewis. These "Conflicts Avoidance Procedures" include procedures such as: (i) having the Glass-Lewis personnel who are responsible for making proxy recommendations be "walled off" from Glass Lewis' parent organizations, Ontario Teachers' Pension Plan (OTPP) and Alberta Investment Management Corp (AIMCO); (ii) prohibiting Glass-Lewis employees who have a personal conflict regarding a given company (e.g., if they have a relative who serves as an executive or director of a public company) from being involved in the research, analysis or making of any vote recommendations regarding that company; (iii) prominently disclosing in the relevant research report if: (a) an employee of Glass Lewis or any of its subsidiaries, a member of its research Advisory Council, or a member of Glass Lewis' Strategic Committee serves as an executive or director of a public company; (b) a Glass Lewis institutional investor customer is an issuer, or a division, branch or entity that either directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, an issuer; (c) a Glass Lewis customer submits a shareholder proposal at a company, is a dissident shareholder in a proxy contest, or is otherwise publicly soliciting shareholder support for or against a director or proposal; or (d) Glass Lewis has a material business relationship with a vendor or service provider; and (iv) Glass Lewis covenanting that it will not provide consulting services to public companies or shareholder proponents. In addition, in instances where Glass Lewis provides proxy recommendations on a company in which OTPP or AIMCO holds a stake significant enough to have publicly announced its ownership in accordance with the local market's regulatory requirements or Glass Lewis becomes aware through prominent public reference of OTPP's or AIMCO's ownership stake or intended vote in such company, through OTPP's or AIMCO's published annual report or any other publicly available information disclosed by OTPP or AIMCO, then Glass Lewis will include a "precautionary" disclosure on the relevant proxy recommendation. In addition, Glass Lewis also has an independent Research Advisory Council, which is designed to ensure that Glass Lewis' research consistently meets the quality standards, objectivity and independence criteria set by Glass Lewis' research team leaders. The Research Advisory Council is comprised of a number of experts in the fields of corporate governance, finance, law, management and accounting.

Situations in which HIMCO might not vote a proxy

It may not be possible to cast an informed vote in certain circumstances due to lack of information in the proxy statement. HIMCO and/or Glass Lewis may abstain from voting in those instances. Proxy materials not being delivered in a timely fashion also may prevent analysis or entry of a vote by voting deadlines. In some cases HIMCO may determine that it is in the best economic interests of its clients not to vote certain proxies. For example, HIMCO generally does not vote proxies of issuers subject to shareblocking provisions or in jurisdictions that impose restrictions upon selling shares after proxies are voted. Similarly, votes are generally not cast in those foreign jurisdictions which require that a power of attorney be filed. Mutual fund and third party client accounts may have a securities lending program. In such a case, HIMCO may be unable to vote proxies when the underlying securities have been loaned (loan termination is often the only way to vote proxies on the loaned securities). In general, HIMCO does not know when securities have been loaned.

Glass Lewis Proxy Voting Guidelines Summary

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans). Typically Glass Lewis recommends that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium. In certain limited circumstances, Glass Lewis will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what Glass Lewis believes to be a reasonable 'qualifying offer' clause.

Advance Notice Requirements for Shareholder Ballot Proposals. Glass Lewis typically recommends that shareholders vote against these proposals.

Cumulative Voting. Glass Lewis reviews these proposals on a case-by-case basis, factoring in the independence of the board and the status of the company's governance structure. However, Glass Lewis typically finds that these proposals are on ballots at companies where independence is lacking and where the appropriate checks and balances that favor shareholders are not in place. In those instances Glass Lewis typically recommends in favor of cumulative voting.

Supermajority Vote Requirements. Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests.

Election of Directors

Voting Recommendation on the Basis of Independence: Glass Lewis looks at each director nominee and examines the director's relationships with the company, the company's executives and other directors. Glass Lewis does this to find personal, familial, or financial relationships (not including director compensation) that may impact the director's decisions. Glass Lewis believes that such relationships makes it difficult for a director to put shareholders' interests above the director's or the related party's interests. Glass Lewis also believes that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

In general, Glass Lewis believes a board will be most effective in protecting shareholders' interests if it is at least two-thirds' independent. In the event that more than one third of the members are affiliated or inside directors, Glass Lewis typically1 recommends withholding votes from some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.

Glass Lewis believes that only independent directors should serve on a company's audit, compensation, nominating and governance committees.2 Glass Lewis typically recommends that shareholders withhold their votes for any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee, or who has served in that capacity in the past year.

Voting Recommendation on the Basis of Performance: Glass Lewis disfavors directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. See full guidelines for criteria.

Voting Recommendation on the Basis of Experience: Glass Lewis typically recommends that shareholders withhold votes from directors who have served on boards or as executives of companies with records of poor performance, overcompensation, audit- or accounting-related issues and/or other indicators of mismanagement or actions against the interests of shareholders.

Voting Recommendation on the Basis of Other Considerations: Glass Lewis recommends shareholders withhold votes from certain types of affiliated or inside directors under nearly all circumstances.

Appointment of Auditors

Glass Lewis generally supports management's choice of auditor except when Glass Lewis believes the auditor's independent or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, Glass Lewis typically recommends withholding votes from the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, Glass Lewis usually recommends withholding votes from the entire committee.

Glass Lewis typically supports audit-related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

[1]
In the case of a staggered board, if the affiliates or insiders that we believe should not be on the board are not standing for election, Glass Lewis will express its concern regarding those directors, but Glass Lewis will not recommend withholding from the affiliates or insiders who are up for election just to achieve two-thirds independence.

[2]
Glass Lewis will recommend withholding votes from any member of the audit committee who owns 20% or more of the company's stock, and Glass Lewis believes that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company's stock on the compensation, nominating and governance committees.

Changes to Capital Structure

When analyzing a request for additional shares, Glass Lewis typically reviews four common reasons why a company might need additional capital stock beyond what is currently available:

•
Stock Split – Glass Lewis typically considers three metrics when evaluating whether Glass Lewis thinks a stock split is likely or necessary: the historical stock pre-split price, if any; the current price relative to the Company's most common trading price over the past 52 weeks; and some absolute limits on stock price that in Glass Lewis' view either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

•
Shareholder Defenses – Additional authorized shares could be used to bolster takeover defenses such as a "poison pill." Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

•
Financing for Acquisitions – Glass Lewis looks at whether the company has a history of using stock for acquisitions and attempts to determine what levels of stock have typically been required to accomplish such transactions. Likewise, Glass Lewis looks to see whether this is discussed as a reason for additional shares in the proxy.

•
Financing for Operations – Glass Lewis reviews the company's cash position and its ability to secure financing through borrowing or other means. Glass Lewis looks at the company's history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where Glass Lewis finds that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, Glass Lewis typically recommends against the authorization of additional shares. While Glass Lewis thinks that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, Glass Lewis prefers that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

Equity Based Compensation Plans

Glass Lewis evaluates option- and other equity-based compensation plans using a detailed model and analyst review. Glass Lewis believes that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance.

Glass Lewis' analysis is quantitative and focused on the plan's cost as compared with the business's operating metrics. Glass Lewis runs twenty different analyses, comparing the program with absolute limits Glass Lewis believes are key to equity value creation and with a carefully chosen peer group. In general, Glass Lewis' model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company's financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

Option Exchanges. Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and, as a general matter, Glass Lewis believes that the employees, officers and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

Pay for Performance. Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Glass Lewis' proprietary pay-for-performance model was developed to better evaluate the link between pay and performance of the top five executives at US companies. Glass Lewis' model benchmarks these executives' pay and company performance against peers selected by Equilar's market-based peer groups and across five performance metrics. By measuring the magnitude of the gap between two weighted-average percentile rankings (executive compensation and performance), Glass Lewis grades companies from a school letter system: "A", "B", "F", etc. The grades guide Glass Lewis' evaluation of compensation committee effectiveness and Glass Lewis generally recommends voting against compensation committee of companies with a pattern of failing our pay-for-performance analysis.

Glass Lewis also uses this analysis to inform their voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from Glass Lewis' proprietary model, they are likely to recommend that shareholders vote against the say-on-pay proposal. However, there may be exceptions to this rule such as when a company makes significant enhancements to its compensation programs that may not be reflected yet in a quantitative assessment.

162(m) Plans. Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, if the compensation is performance-based and is paid upon shareholder-approved plans. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans. Glass Lewis believes the best practice for companies is to provide robust disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, Glass Lewis prefers that these proposals include: specific performance goals, a maximum award pool and a maximum award amount per employee. Glass Lewis also believes it is important to analyze the estimated grants to see if they are reasonable and in line with the company's peers. Glass Lewis typically recommends against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company's peers. However, where a company has a record of reasonable pay relative to business performance, Glass Lewis is not typically inclined to recommend against a plan even if the plan caps seem large relative to peers because they recognize the value in special pay arrangements for continued exceptional performance.

Director Compensation Plans. Glass Lewis believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, Glass Lewis supports compensation plans that include option grants or other equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

Company Responsiveness. At companies that received a significant level of shareholder disapproval (25% or greater) to their say-on-pay proposal at the previous annual meeting, Glass Lewis believes the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent. While Glass Lewis recognizes that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, they will look for disclosure in the proxy statement and other publicly-disclosed filings that indicates the compensation committee is responding to the prior year's vote results including engaging with large shareholders to identify the concerns causing the substantial vote against. In the absence of any evidence that the board is actively engaging shareholders on these issues and responding accordingly, Glass Lewis may recommend holding compensation committee members accountable for failing to adequately respond to shareholder opposition, giving careful consideration to the level of shareholder protest and the severity and history of compensation problems.

Where Glass Lewis identifies egregious compensation practices, they may also recommend voting against the compensation committee based on the practices or actions of its members during the year, such as approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

Full Disclosure of Executive Compensation. Glass Lewis believes that complete, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. However, Glass Lewis is concerned when a proposal goes too far in the level of detail that it requests for executives other than the most high-ranking leaders of the company. While Glass Lewis is in favor of full disclosure for senior executives and Glass Lewis views pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially very useful, Glass Lewis does not believe that shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

Social and Corporate Responsibility

Glass Lewis typically prefers to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board, except when there is a clear link between the proposal and value enhancement or risk mitigation. Glass Lewis feels strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process. Rather, Glass Lewis believes shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and then hold directors accountable for management and policy decisions through board elections. However, Glass Lewis recognizes that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. Glass Lewis generally recommends supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. Glass Lewis generally recommends supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, Glass Lewis also generally recommends supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance.

Advisors Asset Management, Inc.

Proxy Voting Policy

Advisors Asset Management, Inc., as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Our firm votes Proxies for primary accounts and may vote for Sub-Advised accounts if so contracted for by the primary advisor, including some ERISA accounts. That is, unless the authority to vote has been expressly (and properly) reserved or delegated to another fiduciary in accordance with ERISA, the fiduciary who is responsible for the management of securities held by a plan will also be responsible for voting those securities.

Background
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility
Sr. Executive Vice President, Asset Management (see Schedule X), has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure
Advisors Asset Management, Inc. has adopted procedures to implement the department's policy and conducts reviews to monitor and ensure the department's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures
•	All employees will forward any proxy materials received on behalf of clients to Sr. Executive Vice President, Asset Management;
•	Sr. Executive Vice President, Asset Management will determine which client accounts hold the security to which the proxy relates;
•
Absent material conflicts, Sr. Executive Vice President, Asset Management, or designee, will determine how Advisors Asset Management, Inc. should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

Disclosure
•
Advisors Asset Management, Inc. will provide required disclosures in response to Item 17 of Form ADV Part 2A summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Advisors Asset Management, Inc. voted a client's proxies, and that clients may request a copy of the firm's proxy policies and procedures.

•
Advisors Asset Management, Inc. uses ProxyEdge, a third party proxy voting platform, to aid in the voting process as well as record maintenance. Votes are submitted through the platform in accordance with Advisors Asset Management, Inc. written voting policies and procedures. Voting records are maintained through the platform in accordance with Advisors Asset Management, Inc. written policies and procedures.

•
Advisors Asset Management, Inc. or designee, will also send a copy of this summary to all existing clients who have previously received Advisors Asset Management, Inc. Form ADV Part 2; or Sr. Executive Vice President or designee, Asset Management, may send each client the amended Form ADV Part 2.

Client Requests for Information
•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Sr. Executive Vice President, Asset Management or Designee.
•
In response to any request Sr. Executive Vice President, Asset Management, or designee, will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Advisors Asset Management, Inc. voted the client's proxy with respect to each proposal about which client inquired.

Voting Guidelines
•
In the absence of specific voting guidelines from the client, Advisors Asset Management, Inc. will vote proxies in the best interests of each particular client. Advisors Asset Management, Inc.'s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Advisors Asset Management, Inc.'s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

•
Advisors Asset Management, Inc. will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.

•	Advisors Asset Management, Inc. will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.
•
In reviewing proposals, Advisors Asset Management, Inc. will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer's business practices.

Conflicts of Interest
•
Advisors Asset Management, Inc. will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Advisors Asset Management, Inc. with the issuer of each security to determine if Advisors Asset Management, Inc. or any of its employees has any financial, business or personal relationship with the issuer.

•
If a material conflict of interest exists, Sr. Executive Vice President, Asset Management will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

•	Advisors Asset Management, Inc. will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping
Sr. Executive Vice President, Asset Management shall retain the following proxy records in accordance with the SEC's five-year retention requirement.

•	These policies and procedures and any amendments;
•	Each proxy statement that Advisors Asset Management, Inc. receives;
•	A record of each vote that Advisors Asset Management, Inc. casts;
•
Any document Advisors Asset Management, Inc. created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to Sr. Executive Vice President, Asset Management or proxy committee, if applicable.

•	A copy of each written request from a client for information on how Advisors Asset Management, Inc. voted such client's proxies, and a copy of any written response.

PART C: OTHER INFORMATION

AAM Funds
AAM/HIMCO Unconstrained Bond Fund

ITEM 28.	EXHIBITS

(a)	(1) Agreement and Declaration of Trust of Registrant (1)
(2)	Certificate of Trust (1)
(3)	Amendment to Certificate of Trust (1)
(4)	Amendment to Certificate of Trust (2)
(5)	Amendment to Certificate of Trust (7)
(6)	Amendment to Agreement and Declaration of Trust (2)
(7)	Amendment to Agreement and Declaration of Trust (4)
(8)	Amendment to Agreement and Declaration of Trust (6)
(9)	Amendment to Agreement and Declaration of Trust (16)
(10)	Certificate of Designation of the AAM/Bahl & Gaynor Income Growth Fund (9)
(11)	Certificate of Designation of the AAM/Cutwater Select Income Fund (11)
(12)	Certificate of Designation of the AAM/HIMCO Short Duration Fund (17)
(13)	Certificate of Designation of the AAM/HIMCO Unconstrained Bond Fund - (20)
(b) Amended By-Laws of Registrant (5), (14)
(c) Instruments Defining Rights of Security Holders is incorporated by reference to Registrant's Agreement and Declaration of Trust and Bylaws.
(d) Investment Advisory Agreement (13)
(1)	Amended and Restated Appendix A to the Investment Advisory Agreement – (21)
(2)	Sub-Advisory Agreement with Bahl & Gaynor, Inc. (10)
(3)	Sub-Advisory Agreement with Cutwater Investor Services Corp
      (under the brand Insight Investment) – to be Filed
(4)	Sub-Advisory Agreement with Hartford Investment Management Company – (21)
(e) Amended Distribution Agreement (12)
(f)  Bonus or Profit Sharing Contracts is not applicable.
(g) Custody Agreement (3)
(h) Other Material Contracts
(1)	Transfer Agency Agreement (6)
(2)	Fund Accounting Agreement (15)
(3)	Co-Administration Agreement (15)
(4)	Operating Expenses Limitation Agreement– (21)
(i)	Amended and Restated Operating Expenses Limitation Agreement (24)
(5)	Shareholder Service Plan - (23)
(i)  Opinion and Consent of Legal Counsel – (21)
(j)  Consent of Independent Registered Public Accounting Firm – Filed herewith
(k) Not applicable
(l)  Initial Subscription Agreement
(1)	AAM/Bahl & Gaynor Income Growth Fund (10)
(2)	AAM/Cutwater Select Income Fund (13)
(3)	AAM/HIMCO Short Duration Fund (18)
(4)	AAM/HIMCO Unconstrained Bond Fund – (21)
(m) Amended and Restated Rule 12b-1 Plan - (22)
(n) Rule 18f-3 Plan (24)
(o) Powers of Attorney (19)
(p) Code of Ethics
(1)	Code of Ethics of the Trust (8)
(2)	Codes of Ethics of the Advisor (10)
(3)	Codes of Ethics of the Sub-advisor
(i)  Bahl & Gaynor, Inc.(10)
(ii) Cutwater Investor Services Corp (a wholly owned subsidiary of BNY Mellon) to be Filed
(iii) Hartford Investment Management Company (19)

(1)	Previously filed in Registrant's Post-Effective Amendment No. 14 filed with the Commission on March 31, 2006.
(2)	Previously filed in Registrant's Post-Effective Amendment No. 29 filed with the Commission on December 5, 2007.
(3)	Previously filed in Registrant's Post-Effective Amendment No. 31 filed with the Commission on February 1, 2008.

(4)	Previously filed in Registrant's Post-Effective Amendment No. 33 filed with the Commission on March 14, 2008.
(5)	Previously filed in Registrant's Post-Effective Amendment No. 34 filed with the Commission on March 31, 2008.
(6)	Previously filed in Registrant's Post-Effective Amendment No. 56 filed with the Commission on April 1, 2009.
(7)	Previously filed in Registrant's Post-Effective Amendment No. 73 filed with the Commission on December 30, 2009.
(8)	Previously filed in Registrant's Post-Effective Amendment No. 96 filed with the Commission on June 29, 2010.
(9)	Previously filed in Registrant's Post-Effective Amendment No. 250 filed with the Commission on April 20, 2012.
(10)	Previously filed in Registrant's Post-Effective Amendment No. 266 filed with the Commission on July 5, 2012.
(11)	Previously filed in Registrant's Post-Effective Amendment No. 296 filed with the Commission on December 21, 2012.
(12)	Previously filed in Registrant's Post-Effective Amendment No. 297 filed with the Commission on December 26, 2012.
(13)	Previously filed in Registrant's Post-Effective Amendment No. 337 filed with the Commission on April 2, 2013.
(14)	Previously filed in Registrant's Post-Effective Amendment No. 436 filed with the Commission on December 20, 2013.
(15)	Previously filed in Registrant's Post-Effective Amendment No. 490 filed with the Commission on March 28, 2014.
(16)	Previously filed in Registrant's Post-Effective Amendment No. 494 filed with the Commission on March 28, 2014.
(17)	Previously filed in Registrant's Post-Effective Amendment No. 506 filed with the Commission on April 16, 2014.
(18)	Previously filed in Registrant's Post-Effective Amendment No. 527 filed with the Commission on June 25, 2014.
(19)	Previously filed in Registrant's Post-Effective Amendment No. 558 filed with the Commission on September 30, 2014.
(20)	Previously filed in Registrant's Post-Effective Amendment No. 567 filed with the Commission on October 17, 2014.
(21)	Previously filed in Registrant's Post-Effective Amendment No. 585 filed with the Commission on December 19, 2014.
(22)	Previously filed in Registrant's Post-Effective Amendment No. 656 filed with the Commission on July 29, 2015.
(23)	Previously filed in Registrant's Post-Effective Amendment No. 657 filed with the Commission on July 29, 2015.
(24)	Previously filed in Registrant's Post-Effective Amendment No. 699 filed with the Commission on October 28, 2015

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

See the Statement of Additional Information.

ITEM 30.	INDEMNIFICATION

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust, which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee's service to the Registrant, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act of 1933 and the Investment Company Act of 1940, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Pursuant to the Distribution Agreement between the Trust and IMST Distributors, LLC (the "Distributor"), the Trust has agreed to indemnify, defend and hold the Distributor, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act ("Distributor Indemnitees"), free and harmless (a) from and against any and all losses, claims, demands, liabilities, damages, charges, payments, costs and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages, charges, payments, costs or expenses and any counsel fees incurred in connection therewith) of any and every nature ("Losses") which Distributor and/or each of the Distributor Indemnitees may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the registration statement or any prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust's obligation to indemnify Distributor and any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by Distributor in writing for the purpose of, and used in, the preparation thereof; (b) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur in connection with this Agreement or the Distributor's performance hereunder, except to the extent the Losses result from the Distributor's willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement, (c) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur resulting from the actions or inactions of any prior service provider to the Trust or any Funds in existence prior to, and added to Schedule A after, the date of this Agreement, or (d) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur when acting in accordance with instructions from the Trust or its representatives; and provided further that to the extent this agreement of indemnity may require indemnity of any Distributor Indemnitee who is also a trustee or officer of the Trust, no such indemnity shall inure to the benefit of such trustee or officer if to do so would be against public policy as expressed in the 1933 Act or the 1940 Act.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

With respect to the Advisor, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission ("SEC").  The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

ITEM 32.	IMST DISTRIBUTORS, LLC

(a)	IMST Distributors, LLC (the "Distributor") serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	Investment Managers Series Trust
2.	Investment Managers Series Trust II

(b)	The following are the Officers and Manager of the Distributor. The Distributor's main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, Maine 04101	President	None
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, Maine 04101	Vice President, Treasurer and Manager	None
Susan K. Moscaritolo	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, Maine 04101	Secretary	None
Paula R. Watson	Three Canal Plaza, Suite 100, Portland, Maine 04101	Assistant Secretary	None

(c)	Not applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant's Transfer Agent, Fund Accountant and Co-Administrator	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, WI 53212
Registrant's Co-Administrator	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740
Registrant's Custodian	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri, 64106
Registrant's Investment Adviser	Advisors Asset Management, Inc., 18925 Base Camp Road, Suite 203 Monument, Colorado 80132
Registrant's Sub-advisers
Hartford Investment Management Company
One Hartford Plaza
Hartford, Connecticut 06155

Bahl & Gaynor, Inc.
212 East Third Street, Suite 200
Cincinnati, Ohio  45202

Cutwater Investor Services Corp.
200 Park Avenue, 7th Floor
New York, New York 10166

Registrant's Distributor	IMST Distributors, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101

ITEM 34.	MANAGEMENT SERVICES

Not applicable

ITEM 35.	UNDERTAKINGS

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin on the 28th day of October, 2015.

INVESTMENT MANAGERS SERIES TRUST

By:	/s/ Maureen Quill
Maureen Quill, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on the 28th day of October, 2015, by the following persons in the capacities set forth below.

Signature		Title
†
Ashley Toomey Rabun		Trustee
†
William H. Young		Trustee
†
Charles H. Miller		Trustee
†
John P. Zader		Trustee

†
Eric M. Banhazl /s/ Maureen Quill		Trustee and Vice President
Maureen Quill /s/ Rita Dam		President
Rita Dam		Treasurer and Principal Financial and Accounting Officer

† By	/s/ Rita Dam
Attorney-in-fact, pursuant to power of attorney previously filed with Post-Effective Amendment No. 558 on September 30, 2014.

EXHIBIT INDEX

Exhibit	Exhibit No.
Consent of Independent Registered Public Accounting Firm	EX.28(j)